Exhibit 99.3

NOTE PURCHASE AGREEMENT

dated as of July 15, 2011

among

GMF CANADA LEASING TRUST,

as Issuer,

FINANCIALINX CORPORATION,

as Servicer,

GM FINANCIAL CANADA LEASING LTD.,

as Borrower,

THE PURCHASERS FROM TIME TO TIME PARTIES HERETO,

THE AGENTS FROM TIME TO TIME PARTIES HERETO,

DEUTSCHE BANK AG, CANADA BRANCH,

as an Administrative Agent,

BMO NESBITT BURNS INC.,

as an Administrative Agent

and

BNY TRUST COMPANY OF CANADA,

as Indenture Trustee

Relating to

GMF CANADA LEASING TRUST

Series 2011-A Floating Rate Asset Backed Notes

NOTE PURCHASE AGREEMENT

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NOTE PURCHASE AGREEMENT

TABLE OF CONTENTS

(continued)

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NOTE PURCHASE AGREEMENT

TABLE OF CONTENTS

(continued)

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SCHEDULES

Schedule I:	Purchaser Groups

Schedule II:	Commercial Paper Rates

Schedule III:	Legal Names

LIST OF EXHIBITS

Exhibit A	Form of Investment Letter

Exhibit B	Form of Transfer Supplement

Exhibit C	Form of Joinder Supplement

Exhibit D	Form of Borrowing Notice

Exhibit E	Form of Account Control Agreement

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NOTE PURCHASE AGREEMENT, dated as of July 15, 2011, by and among COMPUTERSHARE TRUST COMPANY OF CANADA in its capacity as trustee of GMF CANADA LEASING TRUST, an Ontario trust (the “Issuer”), FINANCIALINX CORPORATION (“FinanciaLinx”, individually, and in its capacity as servicer, the “Servicer”), GM FINANCIAL CANADA LEASING LTD. (the “Borrower”), the PURCHASERS (as hereinafter defined) from time to time parties hereto, the AGENTS for the Purchaser Groups (as hereinafter defined) from time to time parties hereto (each such party, together with their respective successors in such capacity, an “Agent”), BNY TRUST COMPANY OF CANADA, as indenture trustee (the “Indenture Trustee”), DEUTSCHE BANK AG, CANADA BRANCH, as an administrative agent (together with its successors in such capacity, an “Administrative Agent”) and BMO NESBITT BURNS INC., as an administrative agent (together with its successors in such capacity, an “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture;

WHEREAS, the Issuer proposes to issue pursuant to the Indenture and the 2011-A Indenture Supplement thereto, the 2011-A Trust Notes secured by, among other things, the 2011-A Borrower Note, to the Purchasers described herein, for which the Agents are acting hereunder, in each case upon the terms and subject to the conditions set forth herein;

WHEREAS, the Purchasers are willing to purchase the 2011-A Trust Notes on the 2011-A Closing Date, and from time to time thereafter to advance Additional Principal Amounts (as hereinafter defined) on the terms and conditions provided for herein; and

WHEREAS, the proceeds of the 2011-A Trust Notes will be used by the Issuer to fund its advances to the Borrower under the 2011-A Borrower Note and the Borrower has agreed to provide the representations, warranties, covenants and indemnities in this Agreement in order to induce the Issuer to make such advances and as a condition to any borrowings under the 2011-A Borrower Note,

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

1.1 Definitions. All capitalized terms used herein as defined terms and not defined herein shall have the meanings given to them in Appendix 1 to the 2011-A Borrower Note Supplement or, if not defined therein, in Appendix A to the Credit and Security Agreement. In addition, the following terms have the following meanings:

“2011-A Borrower Note Supplement” shall mean the Series 2011-A Borrower Note Supplement dated as of July 15, 2011 and entered into by and among the Borrower, FinanciaLinx, the Issuer and the Administrative Agents.

“Account Control Agreement” shall mean for any 2011-A Deposit Account, an agreement with the related deposit bank substantially in the form of Exhibit E hereto.

“Accredited Investor” means an “accredited investor” under subsection (a) or subsection (m) of Section 1.1 of NI 45-106 under the definition of “accredited investor”.

“Additional Principal Amount” shall have the meaning specified in Section 2.1(c).

“Adjusted Commitment” shall mean on any date of determination, with respect to a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Commitment minus the sum of (a) the portion of the Note Principal Balance held by such Committed Purchaser plus (b) the aggregate outstanding principal amount of its Support Advances to such CP Conduit (but excluding any Support Advances made to fund such CP Conduit’s obligations to pay interest, fees or other similar amounts relating to the funding of its making or maintaining its purchases hereunder).

“Administrative Agent” shall have the meaning specified in the preamble to this Agreement.

“Affected Party” shall mean any CP Conduit, any Committed Purchaser, any Support Party or any Agent.

“Agent” shall have the meaning specified in the preamble to this Agreement.

“Aggregate Commitment” shall mean $600,000,000.00.

“Agreement” shall mean this Note Purchase Agreement.

“Alternative Base Rate” shall mean, on any day, for any Borrowing and for any Purchaser, a rate per annum equal to the highest of (i) the Prime Rate for such Purchaser, and (ii) the sum of CDOR plus 0.50%, each determined as of such day.

“Assignee” and “Assignment” shall have the respective meanings specified in Section 8.1(e).

“Backup Servicer” shall have the meaning specified in Section 5.1(i).

“Borrower” shall have the meaning specified in the preamble to this Agreement.

“Borrowing Base Confirmation” shall mean a confirmation substantially in the form attached as Annex A to the Borrowing Notice.

“Borrowing Base Deficiency” shall mean, on any date of determination, the excess of the Note Principal Balance over the 2011-A Borrowing Base, if any.

“Borrowing Notice” shall mean a notice, substantially in the form of Exhibit D to this Agreement, delivered by the Issuer to the Administrative Agents and the Indenture Trustee pursuant to Section 2.1(c), requesting an advance of an Additional Principal Amount.

“CDOR” shall mean, on any day, an annual rate of interest equal to the average rate applicable to Dollar bankers’ acceptances for a 1 month period appearing on the “Reuters Screen CDOR Page” (as defined in the International Swaps and Derivatives Association, Inc. 2000 definitions, as modified and amended from time to time) at approximately 10:00 a.m. on such day, or if such day is not a Business Day, then on the immediately preceding Business Day, provided that if such rate does not appear on the Reuters Screen CDOR Page on such day as contemplated, then CDOR on such day shall be calculated as the average of the rates for such period applicable to Dollar bankers’ acceptances quoted by the banks listed in Schedule I of the Bank Act (Canada) as of 10:00 a.m. on such day or, if such day is not a Business Day, then on the immediately preceding Business Day.

“Commercial Usage Fee” shall mean the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Commercial) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Commercial Lease Agreements.

“Commercial Paper Notes” shall mean, with respect to a CP Conduit, the short-term promissory notes issued by such CP Conduit which are allocated by such CP Conduit as its funding for its purchasing or maintaining its Percentage Interest of the Note Principal Balance hereunder.

“Commercial Paper Rate” shall mean, with respect to a CP Conduit, the rate identified on Schedule II hereto or identified as its “Commercial Paper Rate” in the Transfer Supplement or Joinder Supplement pursuant to which such CP Conduit or its Agent becomes a party to this Agreement.

“Commitment” shall mean, for any Committed Purchaser, the maximum amount of such Purchaser’s commitment to advance a portion of the Note Principal Balance, as set forth on Schedule I hereto or the Transfer Supplement or Joinder Supplement by which such Committed Purchaser became a party to this Agreement or assumed the Commitment (or a portion thereof) of another Purchaser, as such amount may be adjusted from time to time pursuant to Section 2.2 or pursuant to Transfer Supplement(s) executed by such Purchaser and its Assignee(s) and delivered pursuant to Section 8.1. In the event that a Committed Purchaser which is not a CP Conduit maintains a portion of its Commitment hereunder in relation to more than one CP Conduit, such Purchaser shall be deemed to have issued its Commitment hereunder in respect of each such CP Conduit but, for greater certainty, without duplication of such Purchaser’s commitment set forth on Schedule I hereto or any such Transfer Supplement or Joinder Supplement.

“Commitment Fee” shall have the meaning specified in Section 2.3(c).

“Commitment Fee Rate” shall mean the applicable rate or rates identified as the “Commitment Fee Rate” in the Supplemental Fee Letter.

“Commitment Termination Date” shall mean, with respect to a Committed Purchaser, July 13, 2012, as such date may be extended by such Committed Purchaser from time to time in accordance with Section 2.2(c).

“Committed Purchaser” shall mean each Purchaser identified as a Committed Purchaser on Schedule I and the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which such Purchaser became a party hereto, and any Assignee of such Purchaser to the extent such Assignee has assumed, pursuant to a Transfer Supplement, the Commitment of such Purchaser. For greater certainty, a CP Conduit can be a Committed Purchaser if so designated as such.

“CP Conduit” shall mean any Purchaser which is designated as a CP Conduit on the signature pages hereto or in the Transfer Supplement or Joinder Supplement pursuant to which it became a party to this Agreement.

“Credit and Security Agreement” shall mean the Credit and Security Agreement dated as of July 15, 2011, by and among the Borrower, the Servicer and the Issuer.

“DBRS” shall mean DBRS Limited and its successors.

“Default Margin” shall have the meaning specified in the Supplemental Fee Letter.

“Default Rate” shall have the meaning specified in Section 2.3(e).

“Defaulting Committed Purchaser” shall mean any Committed Purchaser (a) with respect to which an Insolvency Event has occurred, (b) which has failed to perform its funding obligations under Section 2.1 notwithstanding that all conditions to funding under Section 3.2 shall have been satisfied or waived in accordance with the terms thereof with respect to such funding obligations, (c) which has notified the Issuer or the Administrative Agents in writing that it does not intend, or otherwise is unable, to comply with its funding obligations under Section 2.1, or (d) with respect to which there has been an order of a court or regulatory body having jurisdiction to the effect that such Committed Purchaser will not comply with such funding obligations in accordance with the terms hereof.

“Downgraded Purchaser” shall have the meaning specified in Section 8.1(j).

“Drawn Liquidity Percentage” shall have the meaning specified in the Supplemental Fee Letter.

“Drawn Liquidity Rate” shall mean, on any day the sum of CDOR for such day and the Drawn Liquidity Percentage.

“Election Period” shall have the meaning specified in Section 2.2(c).

“Excluded Taxes” shall have the meaning specified in subsection 2.5(a).

“Facility Limit” shall mean, for any day, the lesser of the 2011-A Borrowing Base on such day and the Total Commitment on such day.

“Fitch” means Fitch, Inc.

“Indemnitee” shall have the meaning specified in Section 2.6(a).

“Indenture Trustee” shall have the meaning specified in the preamble to this Agreement.

“Independent Director” shall have the meaning set forth in Part 2 of the Schedule of Other Provisions to the Articles of Incorporation of the Borrower as in effect on the date hereof.

“Interest Accrual Period” shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the date hereof) to but excluding such Payment Date.

“Interest Rate (CP) Determination Date” shall mean, for any Interest Accrual Period, the Business Day immediately preceding the Determination Date for such Interest Accrual Period.

“Investing Office” shall mean initially, the office of any Purchaser (if any) designated as such, on the signature pages hereto or in the Transfer Supplement or the Joinder Supplement by which it became a party to this Agreement, and thereafter, such other office of such Purchaser as may be designated in writing to the applicable Agent, the Administrative Agents, the Servicer and the Indenture Trustee by such Purchaser.

“Investment Letter” shall have the meaning specified in Section 8.1(a).

“Issuer” shall have the meaning specified in the preamble to this Agreement.

“Joinder Supplement” shall mean an agreement among one or more Purchasers, the Issuer, FinanciaLinx, an Agent and the Administrative Agents in the form of Exhibit C hereto (appropriately completed).

“Liquidity Percentage” shall mean, for a Committed Purchaser for a CP Conduit, such Committed Purchaser’s Adjusted Commitment with respect to such CP Conduit as a percentage of the aggregate Adjusted Commitments of all Committed Purchasers for such CP Conduit.

“Maximum Purchase Amount” shall mean, for any Purchaser Group, the aggregate Commitments of the Committed Purchasers in such Purchaser Group.

“Monthly Costs and Expenses” shall mean, for any Payment Date, any amounts due and payable by the Issuer or by the Borrower (determined without regard to limitations on the sources of payment thereof) pursuant to this Agreement on such Payment Date, other than Monthly Interest and Fees and the Note Principal Balance.

“Monthly Interest and Fees” shall mean, for any Payment Date, the sum of (i) interest on the Note Principal Balance for the related Interest Accrual Period computed pursuant to Section 2.3(a), plus (ii) on or prior to the Purchase Termination Date, the Commitment Fee with respect to the related Interest Accrual Period, plus (iii) any shortfall in interest contemplated by Section 2.3(h) to be included in Monthly Interest and Fees for such Payment Date.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Near Prime Usage Fee” shall mean the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Near Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Near Prime Lease Agreements.

“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions).

“Non-Defaulting Committed Purchaser” shall mean, at any time, a Committed Purchaser that is not a Defaulting Committed Purchaser.

“Participant” shall have the meaning specified in Section 8.1(d).

“Participation” shall have the meaning specified in Section 8.1(d).

“Percentage Interest” shall mean, as to any Purchaser at any time of determination, the percentage equivalent of a fraction the numerator of which shall be an amount equal to the portion of the Note Principal Balance owing to such Purchaser (or, if the Note Principal Balance at such time is zero, the amount of its Commitment, if any) at such time (after giving effect to all Assignments effective on or prior to such time of determination) and the denominator of which shall be an amount equal to the Note Principal Balance (or, if the Note Principal Balance at such time is zero, the Total Commitment) at such time.

“Permitted Transferee” shall mean (i) each Purchaser, each Support Party, each Agent (in its individual capacity), each Administrative Agent (in its individual capacity) and, with respect to each transferring Purchaser (A) any commercial paper conduit administered by the related Agent or any Affiliate thereof or (B) an Affiliate of a Committed Purchaser, (ii) each other Person who has been consented to (following at least ten (10) Business Days prior written notice) by the Issuer and by FinanciaLinx as a potential Transferee (which consent shall not be withheld, delayed or conditioned, except for a commercially reasonable purpose or reason) and (iii) after the occurrence and during the continuance of an Event of Default, any other Person; provided that in any event, a Permitted Transferee must be a Person which (a) is a resident of Canada for purposes of the ITA or (b) is a U.S. resident Person that is entitled to all of the benefits of the Canada-U.S. Tax Income Tax Convention, as defined for purposes of Article XXIX-A thereof (a “US Treaty Resident”), provided further that any such U.S. resident Person which is a US Treaty Resident shall not be entitled to any payments under Section 2.4 or 2.5 with respect to any Regulatory Change the result of which is to make payments to such Person of interest or other amounts hereunder, subject to Canadian withholding tax.

“Personal Information” shall have the meaning specified in Section 6.3.

“Potential Termination Event” shall mean any event which of itself or with the giving of notice or lapse of time, or both, would constitute an Event of Default (unless waived by the Required Purchasers).

“Prime Rate” shall mean, for any Purchaser Group, a fluctuating rate of interest per annum equal to the “Prime Rate” for Dollar commercial loans made in Canada most recently announced by the Agent for such Purchaser Group.

“Prime Usage Fee” shall mean the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Prime Lease Agreements.

“Purchase Termination Date” shall mean, for each Purchaser, the earliest to occur of (i) the Commitment Termination Date for such Purchaser or, with respect to a Purchaser which is a CP Conduit (which is not a Committed Purchaser), the first date on which Commitment Termination Dates for all its Committed Purchasers have occurred, (ii) the date of any termination of the Total Commitment, in whole, by the Issuer pursuant to Section 2.2 and (iii) the effective date on which the Commitments are terminated or deemed terminated pursuant to Section 2.8.

“Purchaser Group” shall mean each group consisting of (i) one or more Committed Purchasers, (ii) an Agent and (iii) if applicable, one or more CP Conduits. The initial Purchaser Groups are set forth on Schedule I hereto.

“Purchaser Group Percentage” shall mean, at any time with respect to a Purchaser Group, the Maximum Purchase Amount of such Purchaser Group at such time as a percentage of the Total Commitment at such time.

“Purchasers” shall mean, collectively, the CP Conduits and the Committed Purchasers.

“Rating Agency” shall mean (i) any nationally recognized statistical rating organization engaged by the Issuer, at the direction of the Borrower and the Required Purchasers, for the purpose of providing a rating of the 2011-A Trust Notes; and (ii) any other nationally recognized statistical rating organization which has been engaged by a CP Conduit for the purpose of providing a rating of its Commercial Paper Notes, but only if the Joinder Supplement under which such CP Conduit or any related Committed Purchaser became a party hereto contemplated the rating agencies from time to time of such CP Conduit being included herein as “Rating Agencies”. For greater certainty, the parties hereto acknowledge that the 2011-A Trust Notes need not be rated, except as otherwise contemplated in Section 2.4(b).

“Regulatory Change” shall mean (i) the adoption after the date hereof of any Applicable Law (including any Applicable Law regarding reserves, deposits, capital adequacy or similar requirements) or any change therein after the date hereof, (ii) any change after the date hereof in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or (iii) any guidance or directive (whether or not having the force of law) of any Governmental Authority, central bank or comparable agency or governing body which governs accounting treatment or capital reserve requirements made or issued after the date of this Agreement.

“Related Documents” shall mean this Agreement, the Basic Documents (insofar as they relate to the 2011-A Borrower Note, the 2011-A Borrower Note Assets or the Series Secured Liabilities), the 2011-A Borrower Note Supplement, the 2011-A Servicing Supplement, the 2011-A Indenture Supplement, the 2011-A Borrower Note, the 2011-A Trust Notes, the Performance Guarantee, the Master Sale Agreement (insofar as it relates to the 2011-A Borrower Note or the 2011-A Borrower Note Assets), any Hedge Agreement required pursuant to Section 2.8 of the 2011-A Borrower Note Supplement, each Account Control Agreement required under any other Related Document, the Supplemental Fee Letter, all effective Transfer Supplements and Joinder Supplements, and all supplements, agreements and instruments related thereto.

“Replacement Purchaser” shall have the meaning specified in Section 8.1(1).

“Replacement Purchaser Group” shall have the meaning specified in Section 2.4(c).

“Required Data” shall mean ongoing information regarding the Collateral required to be provided by the Issuer, the Borrower or the Servicer to the Administrative Agents at the request of an Administrative Agent, including in connection with any Purchaser’s regulatory capital requirements.

“Required Purchasers” shall mean, at any time, but subject to Section 2.9(c), Committed Purchasers whose unused Commitments together with the Note Principal Balance of all 2011-A Trust Notes held by such Committed Purchasers or any other members of their Purchaser Groups (other than other Committed Purchasers in their Purchaser Groups) aggregate more than 66-2/3% (or, if there are two or less Purchaser Groups, aggregate 100%) of the total of (i) the aggregate Note Principal Balance for all 2011-A Trust Notes plus (ii) the total unused Commitments at such time.

“Revolving Period” shall mean the period beginning on the 2011-A Closing Date and continuing until the earlier of (i) the Commitment Termination Date and (ii) the Purchase Termination Date.

“Rule 17g-5” shall mean Rule 17g-5 under the Securities Exchange Act of 1934.

“Servicer” shall have the meaning specified in the preamble to this Agreement.

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Step-up Margin” shall have the meaning specified in the Supplemental Fee Letter.

“Sub Prime Usage Fee” shall mean the product of (x) a fraction, the numerator of which is the Eligible Collateral Balance (Sub-Prime) and the denominator of which is the Eligible Collateral Balance, (y) the Note Principal Balance and (z) the Usage Fee Rate applicable to Sub-Prime Lease Agreements.

“Supplemental Fee Letter” shall mean the letter agreement, designated therein as a Supplemental Fee Letter, dated as of the 2011-A Closing Date, among the Issuer, the Borrower, each Administrative Agent, each Agent and the Indenture Trustee.

“Support Advances” shall mean, with respect to a Committed Purchaser and its related CP Conduit, any participation held by such Committed Purchaser in such CP Conduit’s Percentage Interest in the Note Principal Balance which was purchased from such CP Conduit pursuant to a Support Facility and any loans or other advances made by such Committed Purchaser to such CP Conduit pursuant to a Support Facility to fund such CP Conduit’s making or maintaining its advances hereunder.

“Support Facility” shall mean any liquidity or credit support agreement with a CP Conduit which relates or otherwise applies to this Agreement (including any agreement to purchase an assignment of or participation in 2011-A Trust Notes) or the funding of such CP Conduit’s Percentage Interest in the Note Principal Balance.

“Support Party” shall mean any bank, insurance company or other financial institution extending or having a commitment to extend funds to or for the account of a CP Conduit (including by agreement to purchase an assignment of or participation in 2011-A Trust Notes or by swap agreement) under a Support Facility. Each Committed Purchaser for a CP Conduit (other than a Committed Purchaser which is also a CP Conduit) shall be deemed to be a Support Party for such CP Conduit.

“Taxes” shall have the meaning specified in subsection 2.5(a).

“Termination Event” shall mean the occurrence of any Event of Default (unless waived by the Required Purchasers).

“Total Commitment” shall mean, on any date of determination, the aggregate Commitments of the Committed Purchasers.

“Transfer” shall have the meaning specified in Section 8.1(c).

“Transfer Supplement” shall have the meaning specified in Section 8.1(e).

“Transferee” shall have the meaning specified in Section 8.1(c).

“US Treaty Resident” has the meaning set forth in the definition herein of “Permitted Transferee”.

“Usage Fee” shall mean, for any Interest Accrual Period, an amount equal to the sum of (w) the Commercial Usage Fee, (x) the Prime Usage Fee, (y) the Near Prime Usage Fee, and (z) the Sub Prime Usage Fee.

“Usage Fee Percentage” shall mean, for any Interest Accrual Period, the percentage equivalent (expressed as an annual rate of interest based on a year of 365 days) of the Usage Fee over such period based on the average Note Principal Balance over such period.

“Usage Fee Rate” shall mean the applicable rate or rates identified as the “Usage Fee Rate” in the Supplemental Fee Letter.

“written” or “in writing” (and other variations thereof) shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

1.2 Usage. Section 1.2 of the Credit and Security Agreement refers to rules of construction and usage that are set out in Appendix A to the Credit and Security Agreement. Such rules are applicable to this Agreement and are incorporated by reference into this Agreement.

ARTICLE 2 AMOUNT AND TERMS OF COMMITMENTS

2.1 Advances.

(a) On and subject to the terms and conditions of this Agreement, on the 2011-A Closing Date the Issuer will deliver to each Agent, on behalf of the Purchasers in the related Purchaser Group, a 2011-A Trust Note dated as of the 2011-A Closing Date, registered in the name of such Agent having a face amount equal to the Maximum Purchase Amount of the related Purchaser Group and duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

(b) On and subject to the terms and conditions of this Agreement and prior to the related Purchase Termination Date, on any Borrowing Date, each CP Conduit may, in its sole discretion, advance its Purchaser Group Percentage of any Additional Principal Amount requested pursuant to Section 3.4 of the 2011-A Indenture Supplement and Section 2.1(c).

(c) Each request for any Additional Principal Amount hereunder on the applicable Borrowing Date shall be in accordance with the provisions of Section 3.4 of the 2011-A Indenture Supplement upon delivery of a Borrowing Notice by the Issuer and the Borrower to the Indenture Trustee and the Administrative Agents received no later than 11:00 a.m., Toronto time, at least two Business Days prior to such Borrowing Date (except for any initial Borrowing on the 2011-A Closing Date, for which the related Borrowing Notice may be delivered no later than 11:00 a.m., Toronto time, on such day). Each Borrowing Notice shall (i) identify the relevant Borrowing Date, (ii) set forth the additional amount requested by the Issuer in connection with such Borrowing (the “Additional Principal Amount”) on such Borrowing Date, (iii) specify an account in Canada to which payment of such Additional Principal Amount is to be made, and (iv) certify that the applicable conditions to the advance of such Additional Principal Amount contained in Section 3.2 have been satisfied. Each Borrowing Notice shall be irrevocable and shall specify an Additional Principal Amount which in the aggregate equals at least $1,000,000 (or the then unused portion of the Total Commitment) and is an integral multiple of $100,000 (or equals the then unused portion of the Total Commitment). The Issuer may not deliver more than one Borrowing Notice hereunder in any calendar week.

(d) Each CP Conduit shall notify the Agent for its Purchaser Group by 10:00 a.m., Toronto time, on the applicable Borrowing Date whether it has elected to make the advance offered to it pursuant to Sections 2.1(b) and (c). In the event that a CP Conduit shall not have timely provided such notice, such CP Conduit shall be deemed to have elected not to make such advance. Such Agent shall notify the related Committed Purchasers and each of the Borrower, the Issuer and the Servicer on or prior to 11:00 a.m., Toronto time, on the applicable Borrowing Date if the CP Conduits in the related Purchaser Group have elected, or have been deemed to have elected, not to advance the entire Purchaser Group Percentage of the Additional Principal Amount, which notice shall specify (i) the identity of such CP Conduits, (ii) the portion of the Additional Principal Amount which such CP Conduits have elected, or have been deemed to have elected, not to advance as provided above, and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Borrowing Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and to the satisfaction of the applicable conditions set forth in Article 3, each Committed Purchaser in the related Purchaser Group shall advance on the applicable Borrowing Date its Liquidity Percentage of the portion of the Additional Principal Amount which the related CP Conduits have elected, or have been deemed to have elected, not to advance.

(e) Each Purchaser’s advance payable pursuant to Sections 2.1(b) or 2.1(d) shall be made available to the Agent for its Purchaser Group, subject to the fulfillment of the applicable conditions set forth in Article 3, at or prior to 2:00 p.m., Toronto time, on the applicable Borrowing Date, by deposit of immediately available funds to an account of such Agent specified in accordance with Section 9.2(b). Such Agent shall promptly notify the Borrower in the event that any Purchaser either fails to make such funds available to such Agent before such time or notifies such Agent that it will not make such funds available to such Agent before such time. Subject to (i) such Agent’s receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article 3, as determined by such Agent, such Agent will not later than 4:00 p.m., Toronto time, on such Borrowing Date make such funds available, in the same type of funds received, by wire transfer thereof to the account in Canada specified by the Issuer in the applicable Borrowing Notice or, in the case of any advance on the 2011-A Closing Date, specified in writing by the Issuer to such Agent not later than the Business Day prior to the 2011-A Closing Date.

(f) In the event that notwithstanding the fulfillment of the applicable conditions set forth in Article 3 with respect to an advance, a CP Conduit elected to make an advance on a Borrowing Date but failed to make its advance available to the Agent for its Purchaser Group when required by Section 2.1(e), such CP Conduit shall be deemed to have rescinded its election to make such advance, and neither the Issuer nor any other party shall have any claim against such CP Conduit by reason of its failure to timely make such advance. In any such case, such Agent shall give notice of such failure not later than 2:30 p.m., Toronto time, on the Borrowing Date to each Committed Purchaser in the related Purchaser Group and to the Issuer, the Borrower and the Servicer, which notice shall specify (i) the identity of such CP Conduit, (ii) the amount of the advance which such CP Conduit had elected but failed to make and (iii) the respective Liquidity Percentages of such Committed Purchasers on such Borrowing Date (as determined by such Agent in good faith; for purposes of such determination, such Agent shall be entitled to rely conclusively on the most recent information provided by such CP Conduit or its agent or by the agent for its Support Parties). Subject to receiving such notice and the continued fulfillment of the applicable conditions set forth in Article 3, each Committed Purchaser in the related Purchaser Group shall advance its Liquidity Percentage of the amount described in clause (ii) above at or before 4:00 p.m., Toronto time, on such Borrowing Date and otherwise in accordance with Section 2.1(d). Subject to such Agent’s receipt of such funds, such Agent will not later than 5:00 p.m., Toronto time, on such Borrowing Date make such funds available, in the same type of funds received, by wire transfer thereof to the account of the Issuer described in Section 2.1(e).

(g) In no event shall a Committed Purchaser be required on any date to advance any portion of an Additional Principal Amount in an amount that exceeds its Adjusted Commitment at such time. In no event may any Additional Principal Amount be offered for advance hereunder or under Section 3.4 of the 2011-A Indenture Supplement, nor shall any Purchaser be obligated to advance any Additional Principal Amount, to the extent that, after giving effect to the advance of such Additional Principal Amount, the Note Principal Balance would exceed the Facility Limit.

2.2 Reductions and Extensions of Commitments.

(a) At any time the Issuer may, upon at least five (5) Business Days prior written notice to the Agents and the Borrower sent before 12:00 Noon on any Business Day, reduce the Total Commitment. Each partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $5,000,000 in excess thereof (or such other amount requested by the Issuer to which the Administrative Agents (as directed by the Required Purchasers) consent), or such lesser amount as constitutes the portion of the Total Commitment then not utilized hereunder. Reductions of the aggregate Commitments pursuant to this Section 2.2(a) shall be allocated (x) to the Maximum Purchase Amount of each Purchaser Group, pro rata based on the Purchaser Group Percentages of each Purchaser Group, and (y) to the aggregate Commitments of Committed Purchasers of each Purchaser Group pro rata based on their respective Liquidity Percentages, provided that if the Commercial Paper Notes of any CP Conduit are not rated at least A-1 or the equivalent by any two of Standard & Poor’s, Moody’s, Fitch and DBRS, the Issuer may allocate a non-pro rata portion of any such reduction to the Maximum Purchase Amount of the related Purchaser Group and may allocate a non-pro rata portion of any such reduction to the Commitment of any Committed Purchaser for such Purchaser Group which is a Downgraded Purchaser. On the Redemption Date, the Total Commitment shall automatically reduce to zero.

(b) On the Purchase Termination Date for a Committed Purchaser, the Commitment of such Committed Purchaser shall be automatically reduced to zero.

(c) So long as no Potential Termination Event or Termination Event has occurred and is continuing, the Issuer may request, through the Administrative Agents, that each Committed Purchaser consent to an extension of the Commitment Termination Date for such period as the Issuer may specify (the “Extension Length”), which decision will be made by each Committed Purchaser in its sole and absolute discretion. Upon receipt of any such request, the Administrative Agents shall promptly notify each Agent thereof, which shall notify each

Committed Purchaser in its Purchaser Group thereof. Not more than sixty (60) days following the date of a request for an extension (such sixty (60) day) period, the “Election Period”), each Purchaser shall notify the Agent for its Purchaser Group of its willingness or refusal to so consent to an extension of the Commitment Termination Date, and such Agent shall notify the Issuer and the Administrative Agents of such willingness or refusal by each Committed Purchaser not later than the Business Day following the last day of the Election Period. If any Committed Purchaser notifies the applicable Agent of its refusal to consent to the extension or does not expressly notify such Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period, the Commitment Termination Date for such Committed Purchaser shall not be extended. If all of the Committed Purchasers have agreed to extend their Commitment Termination Date, and, at the end of the applicable Election Period no Potential Termination Event or Termination Event shall have occurred, the Commitment Termination Date then in effect shall be extended to the date which is the Extension Length after its then current Commitment Expiration Date.

(d) [Reserved].

(e) If the Issuer shall not request an extension of the Commitment Termination Date pursuant to Section 2.2(c), then the Revolving Period shall terminate on the Commitment Termination Date then in effect.

2.3 Interest, Fees, Expenses, Payments, Etc.

(a) Interest shall accrue on the Note Principal Balance during each Interest Accrual Period at the following rates:

(i) to the extent that a CP Conduit funds or maintains its Percentage Interest of the Note Principal Balance by issuing Commercial Paper Notes, such CP Conduit’s Percentage Interest of the Note Principal Balance shall bear interest on each day during each Interest Accrual Period at a rate per annum equal to such CP Conduit’s Commercial Paper Rate for such day;

(ii) to the extent that a CP Conduit funds or maintains its Percentage Interest of the Note Principal Balance through its liquidity facilities, such CP Conduit’s Percentage Interest of the Note Principal Balance shall bear interest on each day during each Interest Accrual Period at a rate per annum equal to the Drawn Liquidity Rate on such day;

(iii) [Reserved];

(iv) the Percentage Interest of the Note Principal Balance held by a Committed Purchaser (other than a Committed Purchaser that is a CP Conduit) shall bear interest on each day during each Interest Accrual Period at a rate per annum equal to CDOR on such day;

(v) [Reserved]; or

(vi) after the occurrence but only during the continuance of an Event of Default, the Percentage Interest of the Note Principal Balance funded or maintained by the Purchasers shall bear interest for each Interest Accrual Period at a rate per annum equal to the Default Rate, plus in each case (other than clause (vi) above), (x) the Usage Fee Percentage with respect to the related Interest Accrual Period, plus (y) at any time after the Purchase Termination Date, the Step-up Margin.

(b) [Reserved].

(c) Each Committed Purchaser shall be entitled to be paid, as a part of Monthly Interest and Fees payable on each Payment Date prior to the Purchase Termination Date (and if the Purchase Termination Date shall occur on a date which is not a Payment Date, on the Payment Date immediately following the Purchase Termination Date for the period from the previous Payment Date to such Purchase Termination Date) a fee (the “Commitment Fee” and collectively, the “Commitment Fees”) in an amount equal to the average excess of (i) its Commitment during the immediately preceding Interest Accrual Period over (ii) the portion of the Note Principal Balance funded or maintained by it or any other member of its Purchaser Group during the immediately preceding Interest Accrual Period, times a rate per annum equal to the applicable Commitment Fee Rate. In addition, the Borrower agrees to pay to each Administrative Agent, for the account of itself or to the Agents and Purchasers, as the case may be, the amounts set forth in Sections 3, 4 and 5 of the Supplemental Fee Letter at the times specified therein.

(d) The principal of and Monthly Interest and Fees in respect of the 2011-A Trust Notes shall be paid as provided herein and in the 2011-A Indenture Supplement. In the case of 2011-A Trust Notes held by an Agent as agent for members of its Purchaser Group, such Agent shall allocate to the Purchasers in its Purchaser Group each payment in respect of the 2011-A Trust Notes received by such Agent in its capacity as Noteholder as provided herein. Payments in reduction of the portion of the Note Principal Balance evidenced by a 2011-A Trust Note shall be allocated and applied to Purchasers of such 2011-A Trust Note pro rata based on their respective Percentage Interests of the Note Principal Balance, or in any such case in such other proportions as each affected Purchaser may agree upon in writing from time to time with such Agent and the Issuer. Payments of interest in respect of the portion of the Note Principal Balance evidenced by a 2011-A Trust Note shall be allocated and applied to Purchasers of such 2011-A Trust Note pro rata based upon the respective amounts of interest due and payable to them, determined as provided above in Section 2.3(a). Payments of the Commitment Fee shall be allocated and paid to the Agent for each Purchaser Group pro rata based on the aggregate Commitments of the Committed Purchasers in such Purchaser Group.

(e) Any principal, interest (including interest payable pursuant to this clause (e)), fees or other amounts due and payable hereunder (without regard to any limitations set forth herein or in any other Related Document on the sources from which such amount may be paid) which are not paid to the Administrative Agents or the Agents (or any other party entitled thereto), as the case may be, prior to the times set forth in Section 2.3(g) on the due date thereof (whether due pursuant to acceleration or otherwise) shall accrue interest (after as well as before judgment) at a rate (the “Default Rate”) equal to the Alternative Base Rate otherwise applicable to the principal amount to which such overdue amount relates plus the Default Margin from and including the due date thereof to but excluding the date such amount is actually paid. Accrued and unpaid interest in respect of overdue Monthly Interest and Fees, shall be payable as a part of Monthly Interest and Fees on each Payment Date. Any overdue principal, any accrued and unpaid interest payable pursuant to this Section 2.3(e) in respect of overdue fees or other amounts not described in the preceding sentence shall be payable on demand and in any event on each Payment Date by the party obligated to pay such overdue amount.

(f) Interest calculated by reference to the Commercial Paper Rate, CDOR or the Prime Rate shall be calculated on the basis of a 365-day year for the actual days elapsed. Commitment Fees and other periodic fees or amounts payable hereunder shall be calculated on the basis of a 365 day year for the actual days elapsed. Interest shall be calculated daily based on the Note Principal Balance as of the end of each such day.

(g) All payments to be made hereunder or under the 2011-A Borrower Note Supplement or the Indenture in connection herewith, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim in Dollars and in immediately available funds and shall be made (x) in the case of payments due on an Interim Payment Date prior to 2:30 p.m., Toronto time, on the due date thereof to each Agent at its account specified on the signature pages hereof or as otherwise directed pursuant to Section 9.2(b), and (y) in the case of all other payments, including payments due on Payment Dates, prior to 12:00 noon, Toronto time, on the due date thereof to the Indenture Trustee, unless paid directly to the party entitled thereto pursuant to some other provision hereof or of the other Related Documents. Payments received from the Issuer by an Agent or the Indenture Trustee after 2:30 p.m., Toronto time, shall be deemed to have been made on the next Business Day. The Indenture Trustee will distribute such payments received by it to the Agents promptly upon receipt, but no later than 2:00 p.m., Toronto time, on the day received if such payment is received prior to 12:00 noon, Toronto time, and no later than 12:00 noon, Toronto time, on the Business Day after such payment is received if received after 12:00 noon, Toronto time. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Issuer, the Borrower or the Servicer makes a payment to the Indenture Trustee or an Agent or Purchaser or (ii) the Indenture Trustee or an Agent or Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy or insolvency law, whether federal, provincial or otherwise, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Indenture Trustee or such Agent or Purchaser, as the case may be.

(h) Each CP Conduit shall notify the related Agent at or before 4:00 p.m., Toronto time, on each Interest Rate (CP) Determination Date of (x) the estimate of the interest payable to such CP Conduit for the Interest Accrual Period ending on the succeeding Payment

Date (such notification may be based on such CP Conduit’s good faith estimate of the Commercial Paper Rate if the actual rate is not then known to such CP Conduit) and (y) the amount of any variation between interest payable to such CP Conduit for the preceding Interest Accrual Period based on such notices and estimates and interest which should have been payable to such CP Conduit for such Interest Accrual Period based on its final determination of the Commercial Paper Rate for such Interest Accrual Period. The amount of any shortfall in interest based on such variation shall be included in the portion of Monthly Interest and Fees payable to such CP Conduit on the following Payment Date, and the amount of any overpayment of interest to such CP Conduit based on such variation shall be credited, dollar for dollar, against the portion of Monthly Interest and Fees otherwise payable to such CP Conduit for the following Interest Accrual Period. Each determination by a CP Conduit of its applicable Commercial Paper Rate pursuant to this Agreement shall be conclusive and binding on the Purchasers, each Agent, the Administrative Agents, the Issuer, the Servicer, the Borrower and the Indenture Trustee in the absence of manifest error.

(i) [Reserved].

(j) On the Business Day prior to each Interim Payment Date, each Purchaser shall notify the Agent for its Purchaser Group, and each Agent shall notify the Servicer and the Indenture Trustee, of the amount of interest accrued and unpaid on the portion of the Note Principal Balance held by such Purchaser or Purchaser Group, as the case may be, which is scheduled to be repaid on such Interim Payment Date.

2.4 Requirements of Law.

(a) If any Regulatory Change (other than as described in Section 2.5) (i) subjects any Purchaser or any Support Party to any charge or withholding on or with respect to any Support Facility or this Agreement or a Purchaser’s or Support Party’s obligations under a Support Facility or this Agreement, or on or with respect to the 2011-A Trust Notes or the 2011-A Borrower Note, the 2011-A Lease Agreements or the related 2011-A Leased Vehicles, or changes the basis of taxation of payments to any Purchaser or any Support Party of any amounts payable under any Support Facility or this Agreement (except for changes in the rate of tax on the overall net income of a Purchaser or Support Party or Excluded Taxes and subject to the proviso contained in the definition herein of “Permitted Transferee”) or (ii) imposes, modifies or deems applicable any reserve, assessment, fee, tax (except for changes in the rate of tax on the overall net income of a Purchaser or Support Party or Excluded Taxes and subject to the proviso contained in the definition herein of “Permitted Transferee”), insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or liabilities of a Support Party or a Purchaser, or credit extended by a Support Party or a Purchaser pursuant to a Support Facility or this Agreement or (iii) imposes any other condition the result of which is to increase the cost to a Support Party or a Purchaser of performing its obligations under a Support Facility or this Agreement, or to reduce the rate of return on a Support Party’s or Purchaser’s capital as a consequence of its obligations under a Support Facility or this Agreement, or to reduce the amount of any sum received or receivable by a Support Party or a Purchaser under a Support Facility or this Agreement, or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon written request by such Purchaser to the Agent for its Purchaser Group of a written request therefor and the submission by such Agent to the Borrower of such written request, such Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid by the Borrower, only to the extent funds are then or thereafter become available therefor pursuant to Article 5 of the 2011-A Borrower Note Supplement and by the Issuer, only to the extent funds are then or thereafter become available therefor pursuant to Article VI of the 2011-A Indenture Supplement (but, in each case, without limiting the obligations of the Performance Guarantor under the Performance Guarantee), such amounts charged to such Support Party or Purchaser or such amounts to otherwise compensate such Support Party or such Purchaser for such increased cost or such reduction, no later than the Payment Date following receipt by the Borrower and the Issuer of such request for compensation under this Section 2.4(a), if such request is received by the Borrower and the Issuer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date. In addition, the Issuer, the Borrower and the Servicer agree to cooperate with each Administrative Agent to take any action or provide any information (including any Required Data) reasonably requested by such Administrative Agent to mitigate any cost, expense or condition described above.

(b) If any Purchaser or any Support Party has or anticipates having any claim for compensation from the Borrower pursuant to Section 2.4(a) and such Purchaser or Support Party believes that having the 2011-A Trust Notes publicly rated by one credit rating agency would reduce the amount of such compensation by an amount deemed by such Purchaser or Support Party to be material, such Purchaser or Support Party shall notify the Borrower thereof, including the particular circumstances, and if requested to do so by the Borrower (a “Ratings Request”), acting reasonably, shall, but no more than once per year, request a public rating of the 2011-A Trust Notes from one credit rating agency selected by such Purchaser or Support Party and reasonably acceptable to the Borrower and the Agent of each other Purchaser Group (the “Rating”). Subject to Section 6.2, the Borrower, the Issuer and the Servicer and each other Purchaser agree that they shall cooperate with such Purchaser’s or Support Party’s efforts to obtain the Rating within 60 days of such request, and shall provide the applicable credit rating agency (either directly or through distribution to an Administrative Agent, Purchaser or Support Party), any information requested by such credit rating agency for purposes of providing and monitoring the Rating; provided that none of (i) the Servicer, (ii) any Affiliate of the Servicer as to which the Servicer possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Affiliate, whether through ownership of stock or otherwise or (iii) any third party with which the Servicer or any Affiliate described in clause (ii) has contracted, shall (x) deliver, in writing or orally, to any Rating Agency, any such information without providing such information to the Administrative Agents prior to delivery to such Rating Agency or (y) participate in any oral communications with respect to such information with any Rating Agency without the participation of a representative of each Administrative Agent. The Borrower shall pay the initial fees payable to the credit rating agency for providing the Rating and the ongoing fees payable to the credit rating agency for their continued monitoring of the Rating. Nothing in this Section 2.4(b) shall preclude any Purchaser or Support Party from demanding compensation from the Borrower pursuant to Section 2.4(a) at any time and without regard to whether the Rating shall have been obtained, or shall require any Purchaser or Support Party to obtain any ratings of the 2011-A Trust Notes prior to demanding any such compensation from the Issuer. Any Rating obtained pursuant to this Section 2.4(b) is exclusively for purposes of this Section 2.4 and shall not amend or modify any other term or provision of this Agreement or any other Related Document.

(c) Each Purchaser agrees that it shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to Section 2.4(a), including but not limited to designating a different Investing Office for its 2011-A Trust Notes (or any interest therein) if such designation will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 2.4(a) and will not, in the reasonable opinion of such Purchaser, be unlawful or otherwise disadvantageous to such Purchaser or inconsistent with its policies or result in any unreimbursed cost or expense to such Purchaser or in an increase in the aggregate amount payable under Section 2.4(a). If such claim is not eliminated by any such designation or no such designation is done and the relevant Purchaser does not waive payment of such amount, the Issuer shall have the right to (and upon request of the Borrower it shall) procure a replacement purchaser group which is not so affected and which is reasonably acceptable to the Administrative Agents (a “Replacement Purchaser Group”) to replace the Purchaser Group of such Purchaser. No replacement of a Purchaser Group shall be effected pursuant to this Section 2.4(c) if, after giving effect thereto, any amounts shall be owing to the members of such Purchaser Group hereunder or under the other Related Documents. Each affected Purchaser Group hereby agrees to take, at the Borrower’s expense, all actions reasonably necessary to permit a Replacement Purchaser Group to succeed to its rights and obligations hereunder.

(d) Each Purchaser claiming increased amounts described in Section 2.4(a) will furnish to the Agent for its Purchaser Group (together with its request for compensation) a certificate prepared in good faith setting forth the basis and the calculation of the amount (in reasonable detail) of each request by such Purchaser for any such increased amounts referred to in Section 2.4(a). Any such certificate shall be conclusive absent manifest error, and such Agent shall deliver a copy thereof to the Issuer, the Borrower and the Servicer. Failure on the part of any Purchaser to demand compensation for any amount pursuant to Section 2.4(a) with respect to any period shall not constitute a waiver of such Purchaser’s right to demand compensation with respect to such period; provided, however, notwithstanding the foregoing provisions of this Section 2.4, a Purchaser shall not be compensated for any such amount relating to any period ending, and of which such Purchaser has had knowledge, more than six months prior to the date that such Purchaser notifies the Issuer, the Borrower and the Servicer in writing thereof or for any amounts resulting from a change by any Purchaser of its Investing Office (other than changes required by Applicable Law or changes made pursuant to Section 2.4(c)).

(e) Upon demand by an Agent, each of the Borrower and the Issuer (jointly and severally) shall pay to such Agent, for the benefit of the relevant Support Party, such amounts as such Support Party reasonably determines will compensate or reimburse such Support Party for any (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Support Party, (ii) reduction in the rate of return on such Support Party’s capital or reduction in the amount of any sum received or receivable by such Support Party or (iii) internal capital charge or other imputed cost determined by such Support Party to be allocable to the Borrower or the Issuer or the transactions contemplated in this Agreement or any other Related Document, in each case resulting from or in connection with the consolidation after the date hereof, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Purchaser or, if applicable, its CP Conduit, that are subject to this Agreement or any other Related Document with all or any portion of the assets and liabilities of a Support Party, (but, without limiting the obligations of the Performance Guarantor under the Performance Guarantee, in the case of the Borrower, only to the extent funds are then or thereafter become available therefor pursuant to Article 5 of the 2011-A Borrower Note Supplement, and in the case of the Issuer, only to the extent funds are then or thereafter become available therefor pursuant to Article VI of the 2011-A Indenture Supplement). This Section 2.4(e) is not intended to duplicate Section 2.4(a), and to the extent that any such Support Party is already entitled to be compensated for such amounts under Section 2.4(a), it shall not be entitled to the same compensation under this Section 2.4(e). Amounts under this Section 2.4(e) may be paid, after submission by such Purchaser to the Agent for its Purchaser Group of a written request therefor and submission by such Agent to the Borrower of such written request therefor, such Purchaser (through the Agent for its Purchaser Group) shall be entitled to be paid, but only to the extent of funds available therefor as provided above in this Section 2.4(e), no later than the Payment Date following receipt by the Borrower of such request for compensation under this Section 2.4(e), if such request is received by the Borrower no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date). A certificate prepared in good faith of the Support Party setting forth the basis and calculation of the amount or amounts necessary to compensate such Support pursuant to this Section 2.4(e) shall be delivered to the Borrower and shall be conclusive absent manifest error.

2.5 Taxes.

(a) All payments made to the Purchasers, the Participants, the Agents or the Administrative Agents under this Agreement, the 2011-A Borrower Note Supplement and the Indenture (including all amounts payable with respect to the 2011-A Trust Notes) shall, to the extent allowed by Applicable Law, be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (collectively, “Taxes”), excluding (i) income, capital or large corporation taxes (including branch profit taxes, minimum taxes and taxes computed under alternative methods, at least one of which is based on or measured by net income), franchise taxes (imposed in lieu of income taxes), or any other taxes based on or measured by the net income or capital of such Purchasers, Participant, Agent or the Administrative Agents (as the case may be) or the gross receipts or income of such Purchasers, Participant, Agent or the Administrative Agents, as the case may be; (ii) any Taxes that would not have been imposed but for the failure of such Purchasers, Participant, Agent or the Administrative Agents, as applicable, to provide and keep current (to the extent legally able) any certification or other documentation required to qualify for an exemption from, or reduced rate of, any such Taxes or required by this Agreement to be furnished by such Purchasers, Participant, Agent or the Administrative Agents, as applicable or the failure of any such Person to be either a resident of Canada for purposes of the ITA or, subject to the proviso in the definition of “Permitted Transferee”, a US Treaty Resident; and (iii) any Taxes imposed as a result of a change by any Purchasers or Participant of its Investing Office (other than changes mandated by this Agreement, including Section 2.4(c), or required by law) (all such excluded taxes being hereinafter called “Excluded Taxes”). Except as provided below in this Section 2.5, neither the Borrower nor the Issuer shall have any obligation to gross up any payments in respect of any Taxes, and, for greater certainty as to the Issuer, Section 3.1 of the Indenture shall apply in all respects.

If, as a result of any change in Applicable Law or in the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof, or the adoption after the date hereof of any Applicable Law, any Taxes, other than Excluded Taxes, are required to be withheld from any amounts payable to a Purchaser, a Participant, an Agent or an Administrative Agent hereunder or under the 2011-A Borrower Note Supplement or the Indenture in connection herewith (including from any amounts payable with respect to the 2011-A Trust Notes), then after submission by any Purchaser to the Agent for its Purchaser Group (in the case of an amount payable to a Purchaser) and by any Participant, any Agent or an Administrative Agent to the Borrower and the Issuer of a written request therefor, the Borrower and the Issuer shall be jointly and severally obligated to pay to such Purchaser, Participant, Agent or Administrative Agent, as applicable (without limiting the obligations of the Performance Guarantor under the Performance Guarantee in the case of the Borrower, only to the extent funds are then or thereafter available therefor pursuant to Article 5 of the 2011-A Borrower Note Supplement and in the case of the Issuer, only to the extent funds are then or thereafter available therefor pursuant to Article VI of the 2011-A Indenture Supplement), the additional amount necessary so that such Purchaser, Participant, Agent or Administrative Agent, as applicable receives the amount it would have received had no such withholding been required, no later than the Payment Date following receipt by the Borrower and the Issuer of a request for such additional amounts under this Section 2.5(a), if such request is received by the Borrower and the Issuer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date); provided, however, that no such additional amounts shall be so payable to such Purchaser, Participant, Agent or Administrative Agent pursuant to this Section 2.5(a) if such requirement to withhold results from such Person being a non-resident of Canada for purposes of the ITA (other than, subject to the proviso in the definition of “Permitted Transferee”, a Person that is a US Treaty Resident). Whenever any Taxes are payable on or with respect to amounts distributed to a Purchaser, Participant, Agent or Administrative Agent, as promptly as possible thereafter the Borrower and the Issuer shall send to the Agent, on behalf of such Purchaser, or to such Participant or to such Agent or the Administrative Agents, as applicable, a certified copy of an original official receipt showing payment thereof. If the Borrower or the Issuer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, on behalf of itself or such Purchaser, Participant, Agent or Administrative Agent, as applicable, the required receipts or other required documentary evidence, such Purchaser (through the applicable Agent), Participant, Agent or Administrative Agent, as applicable, shall be entitled to be paid by the Borrower or the Issuer (without limiting the obligations of the Performance Guarantor under the Performance Guarantee only to the extent funds are then or thereafter available therefor, pursuant to Article 5 of the 2011-A Borrower Note Supplement or Article VI of the 2011-A Indenture Supplement, as applicable) any incremental taxes, interest or penalties that may become payable by such Purchaser, Participant, Agent or Administrative Agent, as applicable, as a result of any such failure no later than the Payment Date following receipt by the Borrower and the Issuer of such request for payment under this Section 2.5(a), if such request is received by the Borrower and the Issuer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date).

(b) A Purchaser claiming increased amounts under Section 2.5(a) for Taxes paid or payable by such Purchaser will furnish to the applicable Agent a certificate prepared in good faith setting forth the basis and amount of each request by such Purchaser for such Taxes, and such Agent shall deliver a copy thereof to the Borrower and the Issuer. A Participant, an Agent or an Administrative Agent claiming increased amounts under Section 2.5(a) for its own account for Taxes paid or payable by such Participant or such Agent or such Administrative Agent, as applicable, will furnish to the Borrower and the Issuer a certificate prepared in good faith setting forth the basis and amount of each request by the Participant, Agent or such Administrative Agent for such Taxes. Any such certificate of a Purchaser, Participant, Agent or Administrative Agent shall be conclusive absent manifest error. Failure on the part of any Purchaser, Participant, Agent or Administrative Agent to demand additional amounts pursuant to Section 2.5(a) with respect to any period shall not constitute a waiver of the right of such Person, as the case may be, to demand compensation with respect to such period. All such amounts shall be due and payable to such Purchaser (through the applicable Agent), Participant, Agent or Administrative Agent, as the case may be, on the Payment Date following receipt by the Borrower and the Issuer of such certificate, if such certificate is received by the Borrower and the Issuer at least five (5) Business Days prior to the Determination Date related to such Payment Date and otherwise shall be due and payable on the following Payment Date (or, if earlier, on the Termination Date).

(c) [Reserved].

(d) Each Purchaser and Participant agrees that it shall use its reasonable efforts to designate a different Investing Office if such designation will eliminate or reduce any amount due under this Section 2.5 and will not, in the reasonable opinion of such Purchaser or Participant, as applicable, be unlawful or otherwise disadvantageous to such Purchaser or Participant, or inconsistent with its policies or result in any unreimbursed cost or expense to such Purchaser or Participant,. If such amount is not eliminated by any such designation or no such designation is done and the Purchaser or Participant, as applicable, does not waive payment of such amount, the Issuer shall have the right to procure a Replacement Purchaser Group to replace the related Purchaser Group; provided that if a Participant has claimed increased amounts under this Section 2.5 and has not eliminated such amount or waived payment of such amount in accordance with this Section 2.5(d), but the Purchaser provides written notice to the Issuer and the Borrower that such Participant has been replaced or removed by such Purchaser, then the Issuer shall not procure a Replacement Purchaser Group to replace the related Purchaser Group and such Participant shall no longer be entitled to any further payments under this Section 2.5, but without limiting its rights to payments with respect to the period prior to the time it was so replaced or removed. No replacement of a Purchaser Group shall be effected pursuant to this Section 2.5(d) if, after giving effect thereto, any amounts shall be owing to the members of such Purchaser Group hereunder or under the other Related Documents. Each affected Purchaser Group hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser Group to succeed to its rights and obligations hereunder.

2.6 Indemnification.

(a) Without limiting any other rights which any such Person may have hereunder or under Applicable Law, each of the Borrower and the Issuer (jointly and severally) hereby agrees to indemnify each of the Administrative Agents, the Agents, and the Purchasers, and each other Affected Party and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, managers, shareholders, controlling persons, employees, members and agents of any of the foregoing (each of the foregoing Persons being individually called an “Indemnitee”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable legal fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of or relating to any Related Document or the transactions contemplated thereby or the use of proceeds therefrom by the Issuer, including (without limitation) in respect of the funding of any Borrowing or in respect of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the 2011-A Borrower Note or the 2011-A Trust Notes, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or wilful misconduct on the part of such Indemnitee or its agent or subcontractor, (b) except as otherwise expressly provided herein, non-payment by any Lessee of an amount due and payable with respect to a 2011-A Lease Agreement or the related 2011-A Leased Vehicle, (c) any loss in value of any 2011-A Leased Vehicle or Eligible Investment due to changes in market conditions or for other reasons beyond the control of FinanciaLinx, the Borrower or the Issuer, (d) any Taxes, and any increased costs or reductions described in Section 2.4, (e) any amount which represents legal, accounting or other costs incurred by any Indemnitee in respect of any legal action between such Indemnitee and FinanciaLinx, the Issuer, the Borrower, the Performance Guarantor or any other Affiliate of FinanciaLinx if a court of competent jurisdiction makes a final determination that FinanciaLinx, the Issuer, the Borrower, the Performance Guarantor or such other Affiliate of FinanciaLinx is the prevailing party, or (f) Indemnified Amounts to the extent arising as a result of the participation by such Indemnitee in transactions involving FinanciaLinx, the Issuer, the Borrower, the Performance Guarantor or any other Affiliate of FinanciaLinx other than the transactions set forth in the Related Documents and subject to the proviso contained in clause (xii) below. Without limiting the foregoing, but subject to the exclusions (a) through (f) above, each of the Borrower and the Issuer (jointly and severally) agrees to indemnify each Indemnitee for Indemnified Amounts arising out of or relating to:

(i) the breach by the Borrower, the Issuer or FinanciaLinx (in any capacity) of any representation or warranty made by it (or any of its officers) (in any capacity) under or in connection with this Agreement or the other Related Documents, any Servicer’s Report, Borrowing Base Confirmation or any other information, report or certificate delivered by it (in any capacity) pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

(ii) the breach by the Borrower, the Issuer or FinanciaLinx (in any capacity) of any of its covenants, agreements or obligations under or in connection with this Agreement or the other Related Documents;

(iii) the failure by the Borrower, the Issuer or FinanciaLinx (in any capacity) to comply in any material way with any Applicable Law with respect to any 2011-A Lease Agreement or the related 2011-A Leased Vehicle, or the nonconformity of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle with any such Applicable Law;

(iv) the failure to vest and maintain vested in the (A) Issuer, a first priority perfected security interest in all the Collateral, or (B) the Indenture Trustee, a first priority perfected security interest in all the Series Collateral, subject, in each case, only to Permitted Liens;

(v) any dispute, claim, offset or defense (other than pursuant to Applicable Law relating to bankruptcy or insolvency) of a Lessee to the payment of any 2011-A Lease Agreement or the related 2011-A Leased Vehicle (including a defense based on such 2011-A Lease Agreement not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms);

(vi) any failure of FinanciaLinx (in any capacity) to perform its duties or obligations in accordance with the provisions of the 2011-A Servicing Agreement or any provision contained in any other Related Document;

(vii) any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any 2011-A Lease Agreement or 2011-A Leased Vehicle or strict liability claim in connection with any 2011-A Leased Vehicle;

(viii) the offering or sale of the 2011-A Borrower Note and 2001-A Trust Notes in compliance with the terms hereof and the other Related Documents;

(ix) the failure of the Borrower or FinanciaLinx to comply with the Bulk Sales Act (Ontario) or any other applicable bulk sales legislation in connection with any transfer of a 2011-A Lease Agreement or 2011-A Leased Vehicle made under the Master Sale Agreement;

(x) the commingling of the proceeds of the Collateral at any time with other funds;

(xi) the failure to have filed, or any delay in filing, financing statements or other similar documents under the PPSA of any applicable jurisdiction, to the extent the Borrower, the Servicer or the Issuer is obligated hereunder or under the other Related Documents to make such filings;

(xii) any disclosure of personal information (including Personal Information) in connection with the Collateral or the transactions contemplated by the Related Documents by the Servicer, the Borrower or any of their Affiliates to the Issuer, the Administrative Agents, the Agents or any Purchasers in breach of any Privacy Laws, provided that the collection, use and disclosure of such personal information by the Issuer, the Administrative Agents, the Agents or any Purchasers is solely in connection with the enforcement of its rights hereunder in respect of the 2011-A Borrower Note Assets in accordance with or as permitted by this Agreement and the other Related Documents;

(xiii) any investigation, litigation or proceeding related to or arising from this Agreement or the other Related Documents or the transactions contemplated hereby or thereby in which any Indemnitee becomes involved as a result of any such transactions; or

(xiv) any of its actions or omissions, other than as expressly permitted or required by the Related Documents, that reduces or impairs the rights of the Issuer or any Noteholder with respect to any 2011-A Lease Agreement or 2011-1 Leased Vehicle, the 2011-A Borrower Note, the 2011-A Trust Notes or the ability to collect the Lease Balance of any 2011-A Lease Agreement.

(b) [Reserved].

(c) In the event that for any reason, (i) the Issuer shall revoke or cancel any Borrowing Notice or decrease the Additional Principal Amount subject thereto, or (ii) any Purchaser receives any repayment of any portion of its share of any Borrowing constituting a part of the Note Principal Balance on an Interim Payment Date, then in any such case each affected Purchaser shall be entitled to be indemnified by the Borrower and the Issuer (jointly and severally), against, and to be paid the amount equal to any loss or reasonable out-of-pocket expense suffered by such Purchaser as a result of such change or such repayment, including, in the case of a CP Conduit, any loss, cost or expense suffered by such CP Conduit by reason of its issuance of Commercial Paper Notes or its incurrence of other obligations reasonably allocated by such CP Conduit to its funding or the maintenance of its funding of its share of the Note Principal Balance, or, in the case of any Purchaser, redeploying funds prepaid or repaid, in amounts which correspond to its share of the Note Principal Balance. A statement setting forth in reasonable detail the calculations of any additional amounts payable pursuant to this Section submitted by a Purchaser or Agent or by an Administrative Agent, as the case may be, to the Borrower and the Issuer shall be conclusive absent manifest error. Amounts payable pursuant to this Section 2.6(c) shall be due no later than the Payment Date following receipt by the Borrower and the Issuer of such request for payment under this Section 2.6(c), if such request is received by the Borrower and the Issuer no later than five (5) Business Days prior to the Determination Date related to such Payment Date, and otherwise on the following Payment Date (or, if earlier, on the Termination Date).

(d) Notwithstanding anything else contained in this Section 2.6 but without limiting the obligations of the Performance Guarantor under the Performance Guarantee, the obligations of (i) the Borrower under this Section 2.6 are limited to the extent of funds which are then or thereafter become available therefor pursuant to Article 5 of the 2011-A Borrower Note Supplement, and (ii) the obligations of the Issuer under this Section 2.6 are limited to the extent of funds which are then or thereafter become available therefor pursuant to Article VI of the 2011-A Indenture Supplement.

2.7 Expenses, etc. The Borrower agrees to pay on demand (i) to the Indenture Trustee, the Administrative Agents and the initial Purchasers and Agents all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of McCarthy Tétrault LLP, counsel for the Agents, with respect thereto, (ii) to each Administrative Agent all reasonable costs and expenses in connection with the preparation, execution, and delivery of Joinder Supplements and the other documents to be delivered in connection therewith, including, subject to the limitations specified in the Supplemental Fee Letters, the reasonable fees and out-of-pocket expenses of McCarthy Tétrault LLP, counsel to the Agents with respect thereto, (iii) to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser all reasonable costs and expenses in connection with any actions they are required to take under Section 9.19 or in connection with any amendments of or waivers or consents under this Agreement or the other Related Documents, including in each case the reasonable fees and out-of-pocket expenses of McCarthy Tétrault LLP, counsel to the Agents with respect thereto, and (iv) to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of McCarthy Tétrault LLP, counsel to the Agents), if any, in connection with the enforcement of this Agreement or any of the other Related Documents, and the other documents delivered thereunder or in connection therewith. Upon being found to have breached its own representations, warranties or obligations under this Agreement or any other Related Documents, the Borrower agrees to pay to the Indenture Trustee, each Administrative Agent and each Agent and Purchaser, on demand, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, incurred solely in connection with the enforcement of such representations, warranties or obligations against the Borrower.

2.8 Effect of Event of Default.

(a) Optional Termination. Upon the occurrence of an Event of Default (other than an Event of Default described in Section 5.1(d) of the 2011-A Indenture Supplement), the Indenture Trustee may with the consent of the Required Purchasers, and, at the direction of the Required Purchasers, the Indenture Trustee shall, declare the Purchase Termination Date to have occurred, whereupon the Commitments of the Committed Purchasers, if any, hereunder shall terminate.

(b) Automatic Termination. Upon the occurrence of an Event of Default described in Section 5.1(d) of the 2011-A Indenture Supplement, the Purchase Termination Date shall be deemed to have occurred automatically, and the Commitments of the Committed Purchasers, if any, hereunder shall be deemed to have terminated.

2.9 Defaulting Committed Purchaser.

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any Committed Purchaser that is a Defaulting Committed Purchaser upon not less than three (3) Business Days’ prior notice to the Administrative Agents (which shall promptly notify the Indenture Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Issuer, FinanciaLinx, the Administrative Agents or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as a Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting

Committed Purchaser shall not be entitled to any applicable interest (in the case of a Committed Purchaser, in excess of CDOR, and in the case of a CP Conduit, in excess of its related Commercial Paper Rate or, if such CP Conduit is funding at the Drawn Liquidity Rate, in excess of CDOR) or fees accruing to it during such Default Period under this Agreement and its 2011-A Trust Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement or the 2011-A Indenture Supplement to the contrary, during such period as a Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by Applicable Law neither such Committed Purchaser nor any other member of its Purchaser Group shall be entitled to vote in respect of consents, amendments and waivers hereunder or under the 2011-A Indenture Supplement and the Commitment and the Percentage Interest of the Note Principal Balance of such Committed Purchaser and each other member of its Purchaser Group hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser or any other member of its Purchaser Group hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser or any other member of its Purchaser Group, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser or any other member of its Purchaser Group hereunder, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser or any other member of its Purchaser Group hereunder (except as contemplated by Section 2.9(b)), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If FinanciaLinx, the Issuer and the Administrative Agents agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agents will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall advance such portions of the Note Principal Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agents may determine to be necessary to cause the Committed Purchasers to hold a portion of the Note Principal Balance on a pro rata basis (subject to Section 2.2(a)) in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

ARTICLE 3 CONDITIONS PRECEDENT

3.1 Conditions to Effectiveness. The following shall be conditions precedent to the effectiveness of this Agreement:

(a) the representations and warranties of FinanciaLinx, the Borrower and the Issuer set forth or referred to in Article 4, and of the Performance Guarantor set forth in Section 6.1 of the Performance Guarantee, shall be true and correct in all material respects on the 2011-A Closing Date as though made on and as of the 2011-A Closing Date (except for the representations and warranties contained in Sections 4.1(f), 4.1(k) (but only to the extent of the Borrower’s Indebtedness) and 4.1(x), which relate to an earlier date and which shall be true and correct in all material respects as of such earlier date), and no Potential Termination Event shall have occurred and be continuing on the 2011-A Closing Date;

(b) the Supplemental Fee Letter shall have been executed and delivered by the Issuer and the Borrower to the Administrative Agents;

(c) the Administrative Agents and the Agents shall have received on the 2011-A Closing Date the following items, each of which shall be in form and substance satisfactory to the Agents:

(i) an Officer’s Certificate of the Borrower confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Borrower only);

(ii) an Officer’s Certificate of FinanciaLinx confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of FinanciaLinx only) above;

(iii) an Officer’s Certificate of the Issuer confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Issuer only) above;

(iv) an Officer’s Certificate of the Performance Guarantor confirming the satisfaction of the conditions set forth in clause (a) (as to representations and warranties of the Performance Guarantor only) above;

(v) a copy of (A) the Organizational Documents of, and an incumbency certificate with respect to its officers executing any of the Related Documents on the 2011-A Closing Date on behalf of, each of FinanciaLinx, the Borrower and the Performance Guarantor, certified by its authorized officer, and (B) resolutions of the Board of Directors (or an authorized committee thereof) of each of FinanciaLinx, the Borrower and the Performance Guarantor with respect to the Related Documents to which it is party, certified by its authorized officer;

(vi) a certificate issued no earlier than ten (10) days prior to the 2011-A Closing Date by an appropriate Governmental Authority evidencing the legal existence and good standing of each of the Borrower, FinanciaLinx, the Performance Guarantor and the Issuer Trustee;

(vii) the favourable written opinions of counsel for the Borrower, FinanciaLinx, the Issuer and the Performance Guarantor addressed to the Indenture Trustee, the Administrative Agents and each Agent and Purchaser and dated as of the date hereof, covering general corporate matters, the due execution and delivery of, and the enforceability of, each of the Related Documents to which the Borrower, FinanciaLinx, the Issuer or the Performance Guarantor is party and true sale from FinanciaLinx to the Borrower of any leases then being sold to the Borrower, perfection of such sale and of the security given by the Borrower and the Issuer and substantive consolidation as between FinanciaLinx and the Borrower, which opinion as to the Performance Guarantor, insofar as it relates to general corporate matters and the due execution and delivery of the Performance Guarantee, may be given by in-house counsel to the Performance Guarantor;

(viii) an executed version of all Related Documents;

(ix) evidence satisfactory to the Administrative Agents that financing statements or other similar instruments or documents, as may be necessary or, in the opinion of an Administrative Agent or any Agent or Purchaser, desirable under the PPSA of Ontario and Quebec to perfect the transfers, or under the PPSA of Ontario to perfect grants of security interests, under the Related Documents have been duly filed or recorded (other than for Quebec, in respect of which such filings shall be made promptly (and in any event, within 5 Business Days) following the 2011-A Closing Date) provided that drafts of the filings to be made in Quebec shall have been received on or before the 2011-A Closing Date;

(x) reports showing the results of PPSA and other personal property security searches conducted in each of Ontario and Quebec against FinanciaLinx, and in Ontario against the Issuer and the Borrower (in each case under its present name and any previous name) as debtor;

(xi) either (i) executed copies of all discharges or releases, if any, and the relevant financing change statements or other discharge statements with the registration particulars stamped thereon necessary to discharge or release those Liens in respect of the Collateral as may be reasonably requested by the Administrative Agents, or (ii) estoppel letters or other evidence satisfactory to the Administrative Agents, acting reasonably, that any filings against FinanciaLinx, the Issuer and the Borrower that have been identified by the Administrative Agents as causing it concern do not create a Lien in respect of the Collateral;

(xii) counterparts of this Agreement (whether by facsimile or otherwise) executed by each of the Issuer, the Borrower, the Servicer, the Administrative Agents and the initial Purchasers; and

(xiii) such additional documents, instruments, certificates or letters as an Administrative Agent or any Agent or Purchaser may reasonably request.

(d) the 2011-A Trust Notes shall have been duly issued in accordance with the Indenture and the 2011-A Indenture Supplement, and the 2011-A Deposit Accounts shall have been established with the Borrower, the Issuer or the Indenture Trustee, as applicable;

(e) the Borrower shall have paid all fees payable on or before the date of such Borrowing to each Administrative Agent (for its own account or for the account of the initial Purchasers and Agents) described in the Supplemental Fee Letter and all reasonable and appropriately invoiced costs and expenses of the Administrative Agents and the initial Agents and Purchasers payable by the Borrower, to the extent provided herein, in connection with the transactions contemplated hereby;

(f) the Administrative Agents and the Agents shall have received the duly executed and authenticated 2011-A Trust Note registered in the name of each Agent as nominee on behalf of the Purchasers in its Purchaser Group in a face amount equal to the Maximum Purchase Amount of such Purchaser Group;

(g) an Account Control Agreement with respect to the 2011-A Borrower Note Collection Account and the 2011-A Cash Reserve Account in form and substance satisfactory to the Agents shall have been executed and delivered by the Issuer, the Borrower, the Servicer, the Indenture Trustee and the related deposit bank to the Administrative Agents;

(h) the 2011-A Borrower Note shall have been duly authorized, executed and issued by the Borrower, and delivered to the Indenture Trustee on behalf of the Issuer; and

(i) [Reserved].

3.2 Condition to Advances. The following shall be conditions precedent to the obligation of any Purchaser to advance its share of any Additional Principal Amount on any Borrowing Date (including the 2011-A Closing Date):

(a) the Administrative Agents and Agents shall have timely received a properly completed Borrowing Notice, which shall include a Borrowing Base Confirmation and Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles comprising the Designated Pool (taking into account the contemplated advance);

(b) (i) all interest, fees, expenses and all other amounts then due and payable to each Administrative Agent or any Purchaser, Agent or Indemnitee hereunder or under any other Related Document shall have been paid, and (ii) no Termination Event, and no Potential Termination Event, shall have occurred and be continuing; provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the 2011-A Weighted Average Advance Rate Percentage, and (y) no other Termination Event or Potential Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent an advance if, after giving effect to such advance and the application of the proceeds thereof, no Borrowing Base Deficiency would exist;

(c) in the case of any Borrowing Date, all conditions to the issuance of the Additional Principal Amount to occur on such Borrowing Date set forth in the 2011-A Indenture Supplement (including, but not limited to, Section 3.4 of the 2011-A Indenture Supplement) and all conditions to the related borrowing under the 2011-A Borrower Note on such date shall have been satisfied;

(d) after giving effect to the issuance of the 2011-A Trust Notes or the issuance of the Additional Principal Amount to occur on such Borrowing Date, all representations and warranties of the Borrower, the Issuer, FinanciaLinx (in any capacity) and the Performance Guarantor contained herein or in the other Related Documents or otherwise made in writing pursuant to any of the provisions hereof or thereof shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such Borrowing Date (other than the representations and warranties contained in Sections 4.1(f), 4.1(k) (but only to the extent of the Borrower’s Indebtedness), 4.1(n) and 4.1(x), which relate to an earlier date and which shall be true and correct in all material respects as of such earlier date);

(e) after giving effect to the issuance of the 2011-A Trust Notes or the advance of any Additional Principal Amount to occur on such Borrowing Date, the Note Principal Balance shall be equal to or less than the Facility Limit and, in the case of a Committed Purchaser, such Committed Purchaser’s Adjusted Commitment shall not be less than zero;

(f) the Borrower shall have entered into any Hedge Agreements or amendments thereof required under Section 2.8 of the 2011-A Borrower Note Supplement;

(g) in the case of each Borrowing Date, the Issuer shall have delivered to the Administrative Agents and the Indenture Trustee an Officer’s Certificate dated such Borrowing Date certifying that the conditions described in Sections 3.2(a) through 3.2(e) have been satisfied;

(h) the Issuer shall use the proceeds of the issuance of the 2011-A Trust Notes or the advance of any Additional Principal Amount to occur on such Borrowing Date to fund an advance to the Borrower under the 2011-A Borrower Note on such date;

(i) [Reserved];

(j) [Reserved];

(k) [Reserved];

(l) in the case of any CP Conduit, such CP Conduit’s Support Facilities shall be in full force and effect; and

(m) in the case of the first Borrowing Date only, the favourable written opinions of counsel for the Borrower and FinanciaLinx addressed to the Indenture Trustee, the Administrative Agents and each Agent and Purchaser and dated as of the first Borrowing Date, covering the true sale from FinanciaLinx to the Borrower of any leases sold to the Borrower after the 2011-A Closing Date and on or before the first Borrowing Date.

ARTICLE 4 REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of FinanciaLinx, the Borrower and the Issuer. FinanciaLinx, the Borrower and the Issuer each severally, with respect to itself only, represents and warrants to the Purchasers, the Agents and the Administrative Agents that its representations and warranties (individually or as Borrower or Servicer or Seller, as applicable) set forth in the Related Documents are true and correct as of the date hereof (except for the representations and warranties contained in Sections 4.1(f), 4.1(k) (but only to the extent of the Borrower’s Indebtedness), 4.1(n) and 4.1(x), which relate to an earlier date and which shall be true and correct in all material respects as of such earlier date). FinanciaLinx, the Borrower and the Issuer each severally, with respect to itself only, further represents and warrants to, and agrees with, each Purchaser and Agent and the Administrative Agents that, as of the date hereof and as of each Borrowing Date (unless otherwise set forth below):

(a) In the case of FinanciaLinx or the Borrower, it is a corporation, duly organized, validly existing and in good standing under the laws of Canada, with the corporate power and corporate capacity, or, in the case of the Issuer, it is a trust under the laws of Ontario, with full power and authority under such laws, in each case, to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and the Related Documents to which it is a party.

(b) It has, in the case of FinanciaLinx or the Borrower, the corporate power and corporate capacity or, in the case of the Issuer, the power and authority, in each case, to execute, deliver and perform this Agreement and the Related Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary corporate or other action, as applicable, to authorize the execution, delivery and performance by it of this Agreement and such Related Documents. When executed and delivered, each of this Agreement and each such Related Document will constitute its legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally. The enforceability of its obligations under such agreements is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy. The Borrower has the requisite corporate power and corporate capacity and all governmental licenses, authorizations, consents and approvals necessary to own, pledge, mortgage, lease and operate its properties and conduct the business in which it is engaged, including the origination and ownership of the 2011-A Lease Agreements and 2011-A Leased Vehicles.

(c) Assuming compliance by each Purchaser with the provisions of Section 8.1, no consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with its execution, delivery or performance of each of this Agreement or any other Related Documents that has not been duly obtained and which is not and will not be in full force and effect on the 2011-A Closing Date, except those which the failure to obtain individually or in the aggregate, would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party.

(d) The execution, delivery and performance by it of each of this Agreement and the other Related Documents to which it is a party do not violate any provision of any existing Applicable Law, any order or decree of any court to which it is subject, its Organizational Documents or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such Applicable Laws, orders, decrees, mortgages, indentures, contracts and other agreements (not including its Organizational Documents) which do not affect the legality, validity or enforceability of any of such agreements or the 2011-A Lease Agreements or the related 2011-A Leased Vehicles and which, individually or in the aggregate would not have a material adverse effect on it or the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the other Related Documents to which it is a party).

(e) To its knowledge, except to the extent already disclosed in writing to the Administrative Agents and the Purchasers, there is no litigation or administrative proceeding before any Governmental Authority presently pending or threatened, against it with respect to this Agreement or the Related Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the 2011-A Trust Notes, and there is no such litigation or proceeding against it or any significant portion of its properties, in each case, which would have a material adverse effect on it or the transactions contemplated by, or its ability to perform its respective obligations under, this Agreement or the other Related Documents to which it is a party.

(f) The Borrower has delivered to the Administrative Agents and each Agent complete and correct copies of GMF’s audited consolidated balance sheet as of December 31, 2010, and the related audited consolidated statements of income, shareholders’ equity and cash flows for the fiscal year then ended, accompanied by the opinion of its independent certified public accountants. Such financial statements fairly present in all material respects the financial condition of GMF as of such date and the results of its operations for the period ended on such date, all in accordance with GAAP, consistently applied, and since December 31, 2010 there has been no material adverse change in its condition or operations; provided that the Purchasers acknowledge the purchase of the shares of FinanciaLinx on April 1, 2011 and that such purchase does not constitute a material adverse change in its condition or operations.

(g) [Reserved].

(h) On the 2011-A Closing Date and after giving effect to the issuance of the 2011-A Trust Notes, no Termination Event has occurred and is continuing, and no Potential Termination Event has occurred and is continuing.

(i) [Reserved].

(j) The chief executive office of the Issuer is located at the Corporate Trust Office of the Issuer Trustee and the chief executive office of the Borrower is located at 2001

Sheppard Ave. East, Toronto, Ontario or, in either case, at such other place in Canada as the Borrower or Issuer, as applicable, shall have given notice of to the Administrative Agents at least 10 days prior to any change therein.

(k) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the other Related Documents. At the time of each sale of 2011-A Borrower Note Assets by the Seller to the Borrower under the Master Sale Agreement, the Seller was solvent and did not become insolvent after giving effect to such sale. As of the date hereof, the Borrower has no Indebtedness to any Person other than pursuant to this Agreement and the other Related Documents, and other than any amounts owing to FinanciaLinx as a GMF Lender. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Related Documents, will have adequate funds to conduct its business in the foreseeable future.

(l) Each of the Issuer and the Borrower has filed on a timely basis all tax returns (including, without limitation, foreign, federal, provincial, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Issuer or the Borrower, as applicable, excluding those being contested in good faith by appropriate proceedings and for which adequate reserves are maintained on the books of the Issuer or the Borrower, as applicable. No tax lien or similar adverse claim has been filed, and no claim for any such tax lien or similar adverse claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Issuer or the Borrower in connection with the execution and delivery of this Agreement and the other Related Documents and the transactions contemplated hereby or thereby including the issuance of the 2011-A Borrower Note to the Issuer have been paid or shall have been paid if and when due at or prior to the 2011-A Closing Date or the relevant Borrowing Date, as applicable.

(m) Each Servicer’s Report and Borrowing Base Confirmation is accurate in all material respects as of the date thereof.

(n) The 2011-A Borrower Note was issued to the Issuer on the 2011-A Closing Date pursuant to the Credit and Security Agreement and the 2011-A Borrower Note Supplement.

(o) All information heretofore or hereafter furnished by or on behalf of the Issuer or the Borrower to any Purchaser, an Administrative Agent or any Agent in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

(p) [Reserved].

(q) There has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or the property of the Issuer or the Borrower.

(r) [Reserved].

(s) The current legal name and any previous legal names (including any French name) of each of the Issuer, the Borrower and FinanciaLinx are set out in Schedule III hereto (as such schedule may be updated from time to time by notice from the Borrower to the Administrative Agents at least 10 days prior to any change therein).

(t) Each of the Issuer and the Borrower is operated as an entity or trust, as applicable, with assets and liabilities distinct from those of FinanciaLinx and any other Affiliates of FinanciaLinx, and each of the Issuer and the Borrower hereby acknowledges that the Administrative Agents, each of the Agents and each of the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Issuer’s identity and the Borrower’s identity as a separate legal entity or trust, as applicable, from FinanciaLinx and each such Affiliate and compliance by the Issuer and the Borrower with their respective Organizational Documents.

(u) The Issuer does not own or hold, directly or indirectly, any shares or equity security of, or any equity interest in, any Person.

(v) The Credit and Security Agreement and the 2011-A Borrower Note Supplement are the only agreements pursuant to which the Issuer acquires the 2011-A Borrower Note, and the Related Documents delivered to the Administrative Agents represent all material agreements between FinanciaLinx or the Borrower, on the one hand, and the Issuer, on the other. The Issuer has furnished to the Agent true, correct and complete copies of each Related Document to which the Borrower, the Issuer, or FinanciaLinx is a party, each of which is in full force and effect. Neither the Borrower, the Issuer nor FinanciaLinx is in default of any of its obligations thereunder in any material respect. Upon the issuance to the Issuer of the 2011-A Borrower Note pursuant to the Credit and Security Agreement and the 2011-A Borrower Note Supplement, the Issuer shall be the lawful owner of, and have good title to, such 2011-A Borrower Note, free and clear of any Liens other than Permitted Liens.

(w) On each Borrowing Date on which the Securitization Value of the Eligible Collateral Assets is greater than zero, the amount by which the Designated Pool Balance exceeds the Note Principal Balance is greater than 5% of the Eligible Collateral Balance.

(x) All 2011-A Lease Agreements included in the 2011-A Borrowing Base as of the most recently delivered Servicer’s Report or Borrowing Base Confirmation are Eligible Leases.

ARTICLE 5 COVENANTS

5.1 Covenants. Each of FinanciaLinx, the Borrower and the Issuer, severally covenants and agrees, in each case as to itself individually or in the case of FinanciaLinx, also in its capacity as Servicer and Seller, as applicable, each with respect to itself only, that through the Termination Date and thereafter so long as any amount of the Note Principal Balance shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Purchasers shall otherwise consent in writing, that:

(a) Each of the Issuer, FinanciaLinx (in any capacity, including as Seller and Servicer) and the Borrower shall perform in all material respects each of the respective agreements, warranties and indemnities applicable to it under the Related Documents to which it is a party and comply in all material respects with each of the respective terms and provisions applicable to it under the Related Documents to which it is party, which agreements, warranties and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full;

(b) The Issuer, the Borrower and the Servicer, as applicable, shall promptly furnish to the Administrative Agents and each Agent (i) a copy of each certificate, report, statement, notice or other communication furnished under the Related Documents by or on behalf of the Issuer, the Borrower or the Servicer, as applicable, to the holders of 2011-A Trust Notes, to the Issuer, to the Indenture Trustee, or, to the extent the 2011-A Trust Notes are rated by any Rating Agency, to such Rating Agency concurrently therewith and furnish to the Administrative Agents and each Agent promptly after receipt thereof a copy of each notice, demand or other communication received by or on behalf of the Issuer, the Borrower, or the Servicer, as applicable, pursuant to this Agreement, the 2011-A Servicing Agreement, the 2011-A Borrower Note Supplement or the 2011-A Indenture Supplement, and (ii) such other information, documents, records or reports respecting the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Collateral, the Issuer, the Borrower or the Servicer which is in the possession or under the control of the Issuer, the Borrower or the Servicer, as the case may be, as an Administrative Agent or any such Agent may from time to time reasonably request;

(c) Without limitation of the provisions of Section 5.1(b) above, the Servicer shall furnish to the Administrative Agents and each Agent (i) with respect to each Payment Date, a copy of the completed report furnished pursuant to Section 2.09(a) of the 2011-A Servicing Supplement, (ii) a copy of each Officer’s Certificate furnished pursuant to Section 2.09(d) of the 2011-A Servicing Supplement, and (iii) a copy of each Independent Accountants’ report received pursuant to Section 2.09(b) of the 2011-A Servicing Supplement;

(d) The Borrower shall deliver to the Administrative Agents and each Agent:

(i) within ninety (90) days following the end of each fiscal year of GMF, beginning with the fiscal year ending December 31, 2011, the audited consolidated balance sheet of GMF as of the end of such fiscal year, and the related audited consolidated statements of income and cash flows for such fiscal year, prepared in accordance with GAAP and accompanied by the opinion of its independent certified public accountants;

(ii) within forty-five (45) days following the end of each of GMF’s fiscal quarters, beginning with the fiscal quarter ending March 31, 2011, the unaudited consolidated balance sheet of GMF as of the end of such fiscal quarter, and the related unaudited consolidated statements of income and cash flows for such fiscal quarter, prepared in accordance with GAAP; and

(iii) within ninety (90) days following the end of each fiscal year of the Borrower and each fiscal year of the Issuer, beginning with the fiscal year ending December 31, 2011, the unaudited balance sheet of the Borrower and the unaudited balance sheet of the Issuer as of the end of each such fiscal year, and the related unaudited statements of income for such fiscal year, prepared in accordance with GAAP;

(e) Each of the Issuer, the Borrower and the Servicer shall furnish to the Administrative Agents and each Agent promptly after known to such party, information with respect to any action, suit or proceeding involving such party or any of its Affiliates by or before any court or any Governmental Authority which, if adversely determined, would have a material and adverse effect on such party or the transactions contemplated by, or such party’s ability to perform its obligations under, this Agreement or the other Related Documents;

(f) Each of the Servicer, the Borrower and the Issuer, as applicable, will, at any time and from time to time during regular business hours, on at least five (5) Business Days’ (or if a Termination Event or a Potential Termination Event has occurred and is continuing, one Business Day’s) notice to the Borrower, the Servicer and the Issuer, as the case may be, permit an Audit Firm at the sole cost and expense of the Borrower, provided that so long as no Termination Event or Potential Termination Event has occurred and is continuing, the Borrower shall only be liable for the costs and expenses of one visit and examination (in total) of the type contemplated by this Section 5.1(f) or Sections 2.9(b) or 2.9(f) of the 2011-A Servicing Supplement per calendar year, (i) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Borrower, the Servicer or the Issuer, as the case may be, relating to the 2011-A Lease Agreements and the related 2011-A Leased Vehicles, and (ii) to visit the offices and properties of the Borrower, the Servicer or the Issuer, as applicable, for the purpose of examining such materials described in clause (i) above. Any information obtained by any Administrative Agent or an Agent or any Audit Firm pursuant to this Section 5.1(f) shall be held in confidence by them, as applicable, in accordance with the provisions of Section 6.2, except that an Administrative Agent or such Agent may disclose such information to any Purchaser which shall hold such information in accordance with the provisions of Section 6.2;

(g) The Servicer shall furnish to the Indenture Trustee, the Administrative Agents and each Agent, promptly after the occurrence of any Termination Event, a certificate of an appropriate officer of the Servicer setting forth the circumstances of such Termination Event and any action taken or proposed to be taken by the Servicer, the Issuer or the Borrower with respect thereto;

(h) FinanciaLinx covenants with the Administrative Agents, the Agents and the Purchasers that, if a Rating is requested pursuant to Section 2.4(b), FinanciaLinx will, if a condition to obtaining such rating, execute and deliver a written representation (each, a “17g-5

Representation”) to the nationally recognized statistical rating organization hired under Section 2.4(b) to rate the Notes (the “Hired NRSRO”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 and FinanciaLinx will comply with and will cause the Issuer to comply with the 17g-5 Representations; and

(i) If at any time a Person is appointed as a backup servicer in connection with the issuance of any Borrower Note and the related Designated Pool, other then the 2011-A Borrower Note and related Designated Pool, the Borrower shall, within 60 days thereafter (or such longer period as the Borrower and the Agents may agree), appoint such Person as a backup servicer in connection with the 2011-A Borrower Note and the 2011-A Designated Pool on terms and conditions comparable in all material respects to the terms and conditions under which such Person was appointed in respect of such other Borrower Note and related Designated Pool. The parties hereto shall cooperate in good faith in connection with incorporating (and it shall be a condition to the Borrower’s obligation to make such appointment that the Administrative Agents, the Agents and the Purchasers have so cooperated in good faith in connection with incorporating) all amendments to the Related Documents necessary or desirable in order to accommodate the appointment of such Person in such capacity on such terms and conditions. Any such Person appointed in such capacity for purposes hereof shall be the “Backup Servicer”.

(j) On any date on which the Securitization Value of the Eligible Collateral Assets is greater than zero and so long as any 2011-A Trust Notes remain Outstanding (1) the Borrower shall not pledge or assign its right to receive any amounts under Section 5.1(h) of the 2011-A Borrower Note Supplement (except to the Issuer as provided under the Credit and Security Agreement); (2) the amount by which the Designated Pool Balance exceeds the Note Principal Balance shall be greater than 5% of the Eligible Collateral Balance; (3) the Borrower shall not enter into any credit risk mitigation, short positions or any other hedges with respect to the 2011-A Borrower Note Assets, other than as provided in the 2011-A Borrower Note Supplement; (4) in each Servicer Report, the Servicer shall represent (a) that the Borrower continues to own the right to receive the payments contemplated by Section 5.1(h) of the 2011-A Borrower Note Supplement and (b) that no credit risk mitigation, short positions or any other hedges with respect to the 2011-A Borrower Note Assets (other than as provided in the 2011-A Borrower Note Supplement) have been entered into; and (5) the Borrower shall provide to any Noteholder which is subject to European Union Directive 2006/48/EC (the “CRD”) all information which such Noteholder would reasonably require in order for such Noteholder to comply with its obligations under Article 122a(4) and (5) of the CRD.

(k) Neither the Borrower nor the Issuer shall take any action the result of which is that it ceases to be a resident of Canada for purposes of the ITA. If, as a result of a breach by the Borrower or the Issuer of its respective covenant in the preceding sentence of this Section 5.1(k), any Taxes are required to be withheld from any amounts payable to the Issuer under the 2011-A Borrower Note Supplement (including from amounts payable with respect to the 2011-A Borrower Note), then the Borrower will be obligated to pay to the Issuer the additional amount necessary so that the Issuer receives on the relevant Payment Date the amount it would have received had no such withholding been required.

(l) FinanciaLinx and the Borrower shall limit the fees described in Section 4.4(a) of the Financial Services Agreement to an amount not in excess of $500 per month, and shall not agree to increase the fees set forth in Section 4.4(b) of the Financial Services Agreement.

5.2 Appointment of New Independent Director. The Borrower shall give the Administrative Agents, each of the Agents and the Servicer prior written notice before appointing a new director of the Borrower as the “Independent Director” for purposes of this Agreement and its Organizational Documents, such notice to be issued not less than ten (10) days prior to the effective date of such appointment (or in the event that an Independent Director has resigned from its role as such, promptly upon selecting any replacement Independent Director) and to certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Director”. The Borrower shall not take any “Material Action” (as defined in its Organizational Documents) prior to the appointment of any such replacement Independent Director.

5.3 Issuer Expenses. The Borrower shall pay (i) any expenses incurred to permit an Audit Firm to make the visits, inspections, examinations and other actions referred to in Section 4.3 of the 2011-A Indenture Supplement, (ii) the fees of the Indenture Trustee referred to in Section 6.6(a) of the Indenture; and (iii) any other costs, expenses or other amounts which, if not paid by the Borrower, would be the obligation of the Issuer pursuant to Sections 6.6(b) and (c) of the Indenture or Section 4.3 of the 2011-A Indenture Supplement; provided that the Issuer shall give the Borrower copies of any notices it receives under such sections and shall permit the Borrower to exercise its rights under Section 6.6(c) of the Indenture either in its own name or in the name of the Issuer.

5.4 Control Agreement. The parties hereto refer to the Account Control Agreement entered into on the date hereof and to any other Account Control Agreements that may be entered into from time to time in connection herewith. The Indenture Trustee agrees to, without duplication, provide each of the Issuer, the Borrower and FinanciaLinx with copies of any notices it provides under any such agreement, including any Trigger Notice (as defined therein), concurrently with the giving thereof under any such agreement. The Indenture Trustee agrees that it shall not (i) provide any Trigger Notice under any such agreement unless an Event of Default has occurred and is continuing; or (ii) prior to an Event of Default, request information from the Bank (as defined therein) in accordance with Section 6 thereof (or any comparable provision of any other Account Control Agreement) except through the use of an Audit Firm as contemplated under, and otherwise in accordance with and only as part of any review conducted under, Section 5.1(f).

ARTICLE 6 MUTUAL COVENANTS REGARDING CONFIDENTIALITY

6.1 [Reserved].

6.2 Covenants of FinanciaLinx, Borrower and Issuer. Each of the Issuer, the Borrower and FinanciaLinx (individually and as Servicer and Seller) severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of any CP Conduit which is a purchaser or beneficial owner of 2011-A Trust Notes under this Agreement), except as the Agents may have consented to in writing prior to any proposed disclosure and except (A) it may also disclose such information (i) to its officers, employees, agents and legal advisors who are directly involved in the consideration of this Agreement (and then only on a confidential basis), (ii) as required by Applicable Law or compulsory legal process or under GAAP and (iii) as expressly permitted by the terms of the Related Documents; provided, that, in the case of clause (ii), the Borrower, the Issuer or FinanciaLinx, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the affected Administrative Agent, Agent or Purchaser of its intention to make any such disclosure prior to making such disclosure, and (B) it may also disclose the existence (but not the financial terms) of this Agreement, including to any actual or prospective purchaser of Borrower Notes or Trust Notes or lender to the Borrower.

6.3 Covenants of Purchasers. Subject to the provisions of Section 8.1(c), each Administrative Agent and each Agent and Purchaser, severally and with respect to itself only, covenants and agrees that any nonpublic information obtained by it pursuant to this Agreement shall be held in confidence (it being understood that documents provided to an Administrative Agent or any Agent or Purchaser hereunder may in all cases be distributed to the Administrative Agents or to any Agent or Purchaser) except that an Administrative Agent or such Agent or Purchaser may disclose such information (i) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding (whether or not having the force or effect of law) provided that, unless prohibited by Applicable Law, such Administrative Agent or such Agent or Purchaser shall provide prompt notice of such order to the affected party, (ii) upon the request or demand of any regulatory authority having or claiming jurisdiction over such Administrative Agent or any Agent or Purchaser or any of its Affiliates, (iii) as required by Applicable Law, (iv) to the extent that such information becomes publicly available other than by reason of improper disclosure by an Administrative Agent or such Agent or Purchaser, (v) to its affiliates, officers, directors, employees, legal counsel, independent auditors, accountants, advisors, investors, potential investors, rating agencies, commercial paper dealers, providers of surety, guaranty, credit or liquidity enhancement (including the directors, officers and accountants of such surety, guaranty, credit or liquidity enhancement provider), legal counsel of any of the foregoing and other experts or agents who need to know such information and are informed of the confidential nature of such information (provided that the Persons permitted to make such disclosures under clauses (i), (ii) and (iii) of this Section 6.3 shall also include credit or liquidity enhancers of a Purchaser), (vi) for purposes of establishing a “due diligence” defense, (vii) which was available to an Administrative Agent or such Agent or Purchaser on a nonconfidential basis from a source other than the affected party, provided that such source was not to the knowledge of such Administrative Agent or such Agent or Purchaser bound by a confidentiality agreement with the affected party, (viii) has been independently acquired or developed by an Administrative Agent or such Agent or Purchaser without violating any of such Administrative Agent’s or such Agent or Purchaser’s obligations under this Agreement, (ix) if such disclosure has been approved in writing in advance by FinanciaLinx or made to a replacement Servicer appointed in accordance with the 2011-A Servicing Agreement and which has agreed to be bound by this Section 6.3, (x) regarding the existence of this Agreement, but not the financial terms thereof, or (xi) at any time following the date three years after termination of this Agreement. No disclosure pursuant to clause (xi) above shall be made if the confidential information consists of “personal information” (or any similar concept) within the meaning of any applicable Privacy Laws (“Personal Information”) and any list, description or other grouping of consumers/customers, and publicly available information pertaining to them, that is derived using any such Personal Information. In particular, but without limitation, and notwithstanding anything else contained herein, each of the Purchasers agrees (severally and not jointly or jointly and severally) that it shall not (and shall ensure that any replacement Servicer appointed in respect of the 2011-A Designated Pool does not) collect, use or disclose any Personal Information relating to the Collateral for any purpose other than the administration and enforcement in accordance with the terms hereof and of the Related Documents of the facilities contemplated by this Agreement. In addition, each Administrative Agent and each Agent and Purchaser, severally and with respect to itself only, covenants and agrees that will not disclose such information to outside parties (except counsel, auditors and any Rating Agencies or as otherwise expressly contemplated by the Related Documents); provided that if at any time any Administrative Agent, Agent or Purchaser proposes to communicate with any credit rating agency regarding this Agreement or the transactions contemplated hereby or a potential rating of the 2011-A Trust Notes and such communications would reasonably be expected, pursuant to then-effective guidance issued by the Securities and Exchange Commission, to impose disclosure requirements on the Issuer, FinanciaLinx, the Borrower, the Performance Guarantor or any of their respective Affiliates pursuant to Rule 17g-5, then either such communications will not be made unless FinanciaLinx has consented thereto or such communications will be made through and facilitated by FinanciaLinx so as to allow its compliance (or compliance by each of the Issuer, the Borrower, the Performance Guarantor or any of their respective Affiliates, as applicable) with Rule 17g-5.

ARTICLE 7 THE AGENTS AND THE ADMINISTRATIVE AGENTS

7.1 Appointment. Each Purchaser and each Agent hereby consents and agrees to the appointment of the Administrative Agents, and each such Purchaser and Agent irrevocably authorizes the Administrative Agents, as the agents for such Purchaser or Agent, to take such action on its behalf under the provisions of this Agreement and the other Related Documents and to exercise such powers and perform such duties hereunder and thereunder as are expressly delegated to each Administrative Agent by the terms of this Agreement and the other Related Documents, together with such other powers as are reasonably incidental thereto. Each Purchaser in each Purchaser Group hereby irrevocably designates and appoints the Agent for such Purchaser Group as the agent of such Purchaser under this Agreement, and each such Purchaser irrevocably authorizes such Agent, as the agent for such Purchaser, to take such action on its behalf under the provisions of the Related Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to such Agent by the terms of the Related Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, neither an Administrative Agent nor any Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with each other or with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against an Administrative Agent or any Agent. To the extent that any provision of this Article 7 with respect to the relationship between an Agent and the Purchasers in its Purchaser Group conflicts with any agreement between such Purchasers and such Agent set forth in any agreement with respect to a Support Facility, the terms of such other agreement will control.

7.2 Delegation of Duties. Each Agent may execute any of its duties under any of the Related Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

7.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable to any of the Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the Related Documents (except for its or such Person’s own gross negligence or wilful misconduct) or (b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Borrower, the Issuer, FinanciaLinx, the Servicer, an Administrative Agent, any Backup Servicer, the Performance Guarantor or the Indenture Trustee or any officer thereof contained in any of the Related Documents or in any certificate, report, statement or other document referred to or provided for in, or received by an Agent under or in connection with, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the Related Documents or for any failure of the Borrower, the Issuer, FinanciaLinx, the Servicer, an Administrative Agent, any Backup Servicer, the Performance Guarantor or the Indenture Trustee to perform its obligations thereunder. No Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Related Documents, or to inspect the properties, books or records of the Borrower, the Issuer, FinanciaLinx, the Servicer, an Administrative Agent, any Backup Servicer, the Performance Guarantor or the Indenture Trustee.

7.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any of the Related Documents unless it shall first receive such advice or concurrence of the Required Purchasers in its Purchaser Group as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers or by the Committed Purchasers in its Purchaser Group, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Related Documents in accordance with a request of (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Purchasers in such Purchaser Group.

7.5 No Deemed Notice. No Agent shall be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination

Event unless such Agent has received notice from the Servicer, the Indenture Trustee or any Purchaser, referring to this Agreement and describing such event. In the event any Agent receives such a notice, it shall promptly give notice thereof to the Purchasers in its Purchaser Group. Each Agent shall take such action with respect to such event as shall be reasonably directed by (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 50% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group; provided that unless and until such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers or of the Purchasers in its Purchaser Group, as applicable.

7.6 Non-Reliance on Agents and Other Purchasers. Each Purchaser expressly acknowledges that no Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Borrower, the Issuer, FinanciaLinx, the Servicer, the Administrative Agents, any Backup Servicer, the Performance Guarantor or the Indenture Trustee shall be deemed to constitute any representation or warranty by any Agent to any Purchaser. Each Purchaser represents to each Agent that it has, independently and without reliance upon any Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Issuer, FinanciaLinx, the Servicer, the Administrative Agents, any Backup Servicer, the Performance Guarantor, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles and made its own decision to purchase its interest in the 2011-A Trust Notes hereunder, make advances hereunder and enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon any Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Issuer, FinanciaLinx, the Servicer, the Administrative Agents, any Backup Servicer, the Performance Guarantor, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles. Except for notices, reports and other documents received under Section 5 hereof, no Agent shall have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower, the Issuer, FinanciaLinx, the Servicer, the Administrative Agents, any Backup Servicer, the Performance Guarantor, the Indenture Trustee, the 2011-A Lease Agreements and the 2011-A Leased Vehicles which may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

7.7 Indemnification. The Committed Purchasers in each Purchaser Group (except any Committed Purchaser that is a CP Conduit) agree to indemnify the Agent for such Purchaser Group in its capacity as such (without limiting the obligation (if any) of the Borrower, the Issuer, FinanciaLinx and the Servicer to reimburse such Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Percentage Interests), in each case from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Note Principal Balance) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of an Agent resulting from its own gross negligence or wilful misconduct. The agreements in this Section shall survive the payment of the obligations under this Agreement, including the Note Principal Balance.

7.8 Agents in their Individual Capacity. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower, the Issuer, FinanciaLinx, the Servicer, the Administrative Agents, any Backup Servicer, or the Indenture Trustee, or any Affiliates thereof, as though such Agent were not an agent hereunder. In addition, the Purchasers acknowledge that one or more Persons which are Agents may act (i) as administrator, sponsor or agent for one or more CP Conduits and in such capacity acts and may continue to act on behalf of each such CP Conduit in connection with its business, and (ii) as the agent for certain financial institutions under the liquidity and credit enhancement agreements relating to this Agreement to which any one or more CP Conduits is party and in various other capacities relating to the business of any such CP Conduit under various agreements. Any such Person, in its capacity as Agent, shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as an Agent other than as expressly provided in this Agreement. Any Person which is an Agent may act as an Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

7.9 Successor Agents. Any Agent may resign as Agent upon ten (10) days’ notice to the Purchasers in its Purchaser Group, the Administrative Agents and each other Agent, the Indenture Trustee, the Issuer, the Borrower and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this Section 7.9. If an Agent shall resign as Agent under this Agreement, then (i) Purchasers in its Purchaser Group having Percentage Interests aggregating greater than 51% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group, and (ii) Committed Purchasers in its Purchaser Group having Commitments aggregating greater than 51% of the aggregate Commitments of all Committed Purchasers in such Purchaser Group shall appoint from among the Committed Purchasers in such Purchaser Group a successor agent for such Purchaser Group. Any successor agent shall succeed to the rights, powers and duties of resigning Agent, and the term “Agent” shall mean such successor agent effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent’s resignation as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

7.10 Administrative Agents. Each Purchaser, each Agent and each Participant, Indemnitee and Support Party by accepting the benefits of this Agreement hereby acknowledges the provisions of the 2011-A Indenture Supplement and, in particular, Article IX thereof, and agrees to be bound thereby.

ARTICLE 8 SECURITIES LAWS; TRANSFERS

8.1 Transfers of 2011-A Trust Notes.

(a) Each Purchaser hereby makes each of the covenants, agreements, acknowledgments, consents, representations and warranties set forth in the form of Investment Letter attached hereto as Exhibit A (the “Investment Letter”) to the Issuer on the 2011-A Closing Date.

(b) Each initial purchaser of a 2011-A Trust Note or any interest therein hereby certifies and any Assignee thereof or Participant therein shall certify to the Issuer, the Borrower, FinanciaLinx, the Indenture Trustee, the Administrative Agents and the Agent for its Purchaser Group that it is a resident of Canada for purposes of the ITA or (in the case of an Assignee or Participant only) a US Treaty Resident. Each initial purchaser of a 2011-A Trust note hereby represents and warrants that it is a resident of Canada for securities law purposes and not a “U.S. Person” as defined in Regulation S of the United States Securities Act of 1933, as amended, and it is not purchasing the 2011-A Trust Note with the intention of re-selling or transferring all or any part of the Note to any U.S. Person.

(c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a “Transfer”) of a 2011-A Trust Note, a Commitment or any interest therein may be made only in accordance with all Applicable Laws, this Section 8.1 and the terms of the Investment Letter. Any partial Transfer (other than from a CP Conduit to a related Support Party) of an interest in a 2011-A Trust Note, a Commitment or any Purchaser Group Percentage by a Committed Purchaser shall be in respect of, at least $10,000,000 (unless otherwise agreed by the Issuer and the other Committed Purchasers) in the aggregate, which may be composed of (A) a portion of the Note Principal Balance or (B) to the extent in excess of a portion of the Note Principal Balance subject to such Transfer, Commitment hereunder. Any Transfer of an interest in a 2011-A Trust Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Purchaser’s beneficial interest in such 2011-A Trust Note. No 2011-A Trust Note or any interest therein may be Transferred by Assignment or Participation to any Person (each, a “Transferee”) unless the Transferee is a Permitted Transferee and prior to the Transfer the Transferee shall have executed and delivered to the Agent and the Issuer a letter in the form of the Investment Letter, provided that nothing in this Section 8.1(c) shall prohibit a CP Conduit or Precision Trust (if it is then a Purchaser) from granting a security interest in any 2011-A Trust Note held by it in favour of any indenture trustee or collateral agent acting on behalf of the holders of Commercial Paper Notes of such CP Conduit or creditors of Precision Trust, provided that such indenture trustee or collateral agent is itself a Permitted Transferee. A transferring Purchaser shall promptly notify the Servicer of each Transfer other than (x) an Assignment (with respect to which the Administrative Agents are obligated to deliver notice) and (y) a pledge or hypothecation to a Support Party, or any such indentured trustee or collateral agent acting on behalf of the holders of Commercial Paper Notes of such CP Conduit, by a Purchaser which is a CP Conduit.

Each of the Borrower, the Issuer, FinanciaLinx and the Servicer authorizes each Purchaser to disclose to any Transferee and Support Party and any prospective Permitted Transferee or Support Party any and all confidential information in the Purchaser’s possession concerning this Agreement or the other Related Documents or concerning the Collateral or such party which has been delivered to any Agent or such Purchaser pursuant to this Agreement or the other Related Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Purchaser by or on behalf of FinanciaLinx, the Borrower, the Issuer, the Servicer or the Performance Guarantor in connection with such Purchaser’s evaluation of the 2011-A Lease Agreements and the 2011-A Leased Vehicles, FinanciaLinx, the Borrower, the Issuer, the Servicer or the Performance Guarantor prior to becoming a party to, or purchasing an interest in this Agreement or the 2011-A Trust Notes; provided that prior to any such disclosure, such Transferee or Support Party or prospective Transferee or Support Party shall have agreed in writing to comply with the confidentiality provisions of Section 6.3, and a copy of such written agreement as to compliance has been furnished to the Servicer and the Administrative Agents (but it being understood that if the prospective Transferee is a CP Conduit that is proposing to become a member of a Purchaser Group that will continue to have the same Committed Purchaser and/or Support Party or is itself a Committed Purchaser in the same Purchaser Group and having the same Agent as the Transferor, no such prior agreement shall be required so long as the Agent in question agrees to be responsible for any breach of Section 6.3 by such CP Conduit).

(d) Each Purchaser may, in accordance with Applicable Law, at any time grant participations in all or part of its Commitment or its interest in the 2011-A Trust Notes, including the payments due to it under this Agreement and the Related Documents (each, a “Participation”), to any Permitted Transferee (each such Permitted Transferee, a “Participant”); provided, however, that no Participation shall be granted to any Person (i) unless and until the Agent for such Purchaser’s Purchaser Group shall have consented thereto, (ii) the conditions to Transfer specified in this Agreement, including in Section 8.1(c), shall have been satisfied, and (iii) that such Participation consists of a pro rata percentage interest in all payments made with respect to such Purchaser’s beneficial interest (if any) in the 2011-A Trust Notes. In connection with any such Participation, each Agent for a Purchaser Group shall maintain a register of each Participant of members of its Purchaser Group and the amount of each related Participation. Each Purchaser hereby acknowledges and agrees that (A) any such Participation will not alter or affect such Purchaser’s direct obligations hereunder, and (B) none of the Indenture Trustee, the Issuer, any Backup Servicer, the Borrower or the Servicer shall have any obligation to have any communication or relationship with any Participant. No Participant shall be entitled to Transfer all or any portion of its Participation, without the prior written consent of the Agent for its Purchaser Group. Each Participant shall be entitled to receive additional amounts and indemnification pursuant to Sections 2.4, 2.5 and 2.6 as if such Participant were a Purchaser and such Sections applied to its Participation; provided, that notwithstanding anything contained in Sections 2.4, 2.5 and 2.6, no Participant shall be entitled to receive additional amounts or indemnification in amounts in excess of those the participating Purchaser would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such participation occurred. Each Purchaser shall give the Agent for its Purchaser Group notice of the consummation of any sale by it of a Participation. It shall be a further condition to the grant of any Participation that the Participant shall have certified, represented and warranted that it is a resident of Canada for purposes of the ITA or a US Treaty Resident.

(e) Each Purchaser may with the consent of the Agent for its Purchaser Group and in accordance with Applicable Law, sell, transfer or assign (each, an “Assignment”) to any Permitted Transferee (each, an “Assignee”) all or any part of its Commitment (if any) or its interest in the 2011-A Trust Notes and its rights and obligations under this Agreement and the Related Documents pursuant to an agreement substantially in the form attached hereto as Exhibit B hereto (a “Transfer Supplement”), executed by such Assignee and such Purchaser and delivered to the Agent for its Purchaser Group for its acceptance and consent; provided, however, that (i) no such Assignment shall be effective unless and until the conditions to Transfer specified in this Agreement, including in Section 8.1(c), shall have been satisfied, (ii) no Assignment by a Committed Purchaser shall be effective without the consent of the CP Conduit in its Purchaser Group, (iii) no Assignment which results in the addition of a new Purchaser Group shall be effective without the consent of the Administrative Agents (which consent shall not unreasonably be withheld), and (iv) in no event shall the consent of an Agent, the Administrative Agents or the Issuer be required in the case of an Assignment by a CP Conduit of its interest in the 2011-A Trust Notes and its rights and obligations under this Agreement and the Related Documents to any one or more of its Committed Purchasers in its Purchaser Group or to any Support Party with respect to such CP Conduit; provided, further, however, that, with respect to any Assignment by one member of a Purchaser Group to another Person already a member of such Purchaser Group of its rights with respect to the 2011-A Trust Note (but none of its Commitment, if any), it shall not be necessary to execute a Transfer Supplement so long as the Agent for such Purchaser Group gives prompt written notice of such Assignment to the Administrative Agents, the Servicer and the Issuer. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Purchaser hereunder as set forth therein and (y) the transferor Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Purchaser Group Percentages or Liquidity Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent for the applicable Purchaser Group (or, in the case of an Assignment by which a new Purchaser Group is added to this Agreement, the Administrative Agents) shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Borrower, the Servicer and the Indenture Trustee.

Upon instruction to register a transfer of a Purchaser’s beneficial interest in the 2011-A Trust Notes (or portion thereof) and surrender for registration of transfer of such Purchaser’s 2011-A Trust Note(s) (if applicable) and delivery to the Issuer of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the 2011-A Trust Notes (or portion thereof) shall be transferred in the records of the Indenture Trustee and the applicable Agent and, if requested by the Assignee, new 2011-A Trust Notes shall be issued to the Assignee and, if applicable, the transferor Purchaser in amounts reflecting such Transfer as provided in the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the 2011-A Trust Note Register.

(f) [Reserved].

(g) Any Purchaser shall have the option to change its Investing Office, provided that that such Purchaser shall not be entitled to any amounts otherwise payable under Section 2.4 or 2.5 resulting solely from such change in office unless such change in office was mandated by Applicable Law or by such Purchaser’s compliance with the provisions of this Agreement.

(h) Each Support Party shall be entitled to receive additional payments and indemnification pursuant to Sections 2.4, 2.5 and 2.6 as though it were a Purchaser and such Sections shall apply to its interest in or commitment to acquire an interest in the 2011-A Trust Notes; provided that such Support Party shall not be entitled to additional payments pursuant to Section 2.4 by reason of Regulatory Changes which occurred prior to the date it became a Support Party.

(i) Each Support Party claiming increased amounts described in Sections 2.4 or 2.5 shall furnish, through its related CP Conduit, to the Issuer, the Borrower, the Servicer, the Indenture Trustee and the Agent for the applicable Purchaser Group a certificate setting forth the basis and amount of each request by such Support Party for any such amounts referred to in Sections 2.4 or 2.5, such certificate to be conclusive with respect to the factual information set forth therein absent manifest error.

(j) In the event that a Committed Purchaser is a Downgraded Purchaser, the related CP Conduit shall have the right to replace such Committed Purchaser with a replacement Committed Purchaser consented to by the Issuer and FinanciaLinx (which consent shall not be withheld except for a commercially reasonable purpose or reason), which replacement Committed Purchaser shall succeed to the rights of such Committed Purchaser under this Agreement in respect of its Commitment as a Committed Purchaser, and such Committed Purchaser shall assign such Commitment and its interest in the 2011-A Trust Notes to such replacement Committed Purchaser in accordance with the provisions of this Section 8.1; provided, that (A) such Committed Purchaser shall not be replaced hereunder with a new investor until such Committed Purchaser has been paid in full its Percentage Interest of the Note Principal Balance and all accrued and unpaid interest thereon by such new investor and all other amounts (including all amounts owing under Sections 2.4, 2.5 and 2.6) owed to it and to all Participants with respect to such Committed Purchaser pursuant to this Agreement, and (ii) if the Committed Purchaser to be replaced is an Agent, a replacement agent shall have been appointed in accordance with Section 7.9, and the Agent to be replaced shall have been paid all amounts owing to it as agent pursuant to this Agreement. For purposes of this Section, a Committed

Purchaser shall be a “Downgraded Purchaser” if and so long as the credit rating assigned to its short-term obligations by DBRS, Fitch, Moody’s or Standard & Poor’s on the date on which it became a party to this Agreement shall have been reduced or withdrawn, or as may be otherwise agreed among the Issuer, such Committed Purchaser and the CP Conduit in its Purchaser Group. Any Committed Purchaser which becomes a Downgraded Purchaser will give the Issuer, the Administrative Agents and the Servicer notice of such reduction or withdrawal within ten (10) Business Days after the date thereof.

(k) The Commitment of each Committed Purchaser in respect of its related CP Conduit shall not relate to any Assignee of such CP Conduit, unless the related Transfer Supplement specifies or otherwise confirms that the Assignee of such CP Conduit will be a member of the same Purchaser Group and will be covered by the existing Commitment(s) of the Committed Purchaser(s) for that Purchaser Group (a “Confirmed CP Conduit Assignment”). Upon any Assignment by a CP Conduit of its Percentage Interest in the Note Principal Balance to a Person which is not one of its Committed Purchasers or is not a Confirmed CP Conduit Assignment, the Commitment of each of its related Committed Purchasers shall be reduced by an amount equal to the assigned Percentage Interest times such Commitment. Without the prior consent of the Administrative Agents and the Issuer and except in the case of a Confirmed CP Conduit Assignment, a CP Conduit may not enter into an Assignment with any Assignee other than (i) one or more of its Committed Purchasers, or (ii) one or more other Persons which, after giving effect to such Assignment and any concurrent Assignments, will be CP Conduits having Committed Purchasers which have, aggregate new Commitments equal to the aggregate reductions of Commitments pursuant to the preceding sentence.

(l) In the event that a Purchaser (or a Participant or Support Party for such Purchaser) is entitled to receive additional payments pursuant to Section 2.4 or 2.5, the Issuer shall have the right to seek a replacement purchaser (each, a “Replacement Purchaser”) not so affected and which is reasonably acceptable to the Agent for such Purchaser Group to replace such affected Purchaser. No replacement of a Purchaser shall be effected pursuant to this Section 8.1(l) if, after giving effect thereto, any amounts shall be owing to the replaced Purchaser hereunder. Each affected Purchaser hereby agrees to take all actions reasonably necessary to permit a Replacement Purchaser to succeed to its rights and obligations hereunder.

(m) Notwithstanding Section 8.1(i) or the provisions of Section 8.1(j), (i) if the Purchaser being replaced pursuant to Section 8.1(l) is a Committed Purchaser, the Replacement Purchaser shall be acceptable to the CP Conduit in its Purchaser Group in its sole discretion and (ii) if the Purchaser being replaced is a CP Conduit, the Replacement Purchaser shall be acceptable to each Committed Purchaser in its Purchaser Group and to each Administrative Agent in its sole discretion, and in either such case it shall be a condition of such replacement that such Replacement Purchaser enter into substitute Support Facilities for those to which the Purchaser being replaced is a party on terms mutually acceptable to the parties thereto. In addition, if the Purchaser to be replaced is an Agent or an Administrative Agent or is a CP Conduit which is administered or sponsored by an Agent or an Administrative Agent, it shall be a condition of such replacement that a replacement Agent or Administrative Agent shall have been appointed in accordance with Section 7.9, and the Agent or Administrative Agent to be replaced shall have been paid all amounts owing to it as Agent or Administrative Agent, as applicable pursuant to this Agreement.

8.2 [Reserved].

ARTICLE 9 MISCELLANEOUS

9.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be released or waived or any consent hereunder granted except in accordance with the provisions of this Section 9.1. Upon the written direction of the Required Purchasers, the Administrative Agents shall, on behalf of the Purchasers (subject to the proviso below), provide any release or waiver of any rights of the Purchasers hereunder or any consent with respect hereto, or, upon the request of the Issuer, the Borrower and the Servicer, enter into any written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount or extend the maturity of any 2011-A Trust Note or reduce the rate or extend the time of payment of interest thereon, increase the obligation, if any, of any CP Conduit, or extend the timing of any other amount payable to any Purchaser hereunder or increase the Commitment of any Committed Purchaser, in each case without the consent of the Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or the definition of “Note Principal Balance”, or reduce the percentage specified in the definition of “Required Purchasers”, in each case without the written consent of all Purchasers, or (iii) amend, modify or waive any provision of Section 7, without the written consent of each Agent affected by such amendment, modification or waiver. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

An Agent may cast any vote or give any consent or direction under the 2011-A Servicing Agreement, the Indenture or other Related Documents on behalf of the members in its Purchaser Group if it has been directed to do so by Purchasers in such Purchaser Group having Percentage Interests aggregating greater than 50% of the aggregate Percentage Interests of all Purchasers in such Purchaser Group; provided that none of the other parties hereto shall be required to inquire into whether any Agent has received such requisite direction and may, unless notified otherwise, assume that it has for all purposes hereof.

If any such approval of the Required Purchasers directs any Administrative Agent to provide its consent for any particular purpose, it shall do so, so long as the matter in question does not affect its own rights, priorities, duties, obligations, liabilities or immunities under this Agreement or any other Related Document, including in its capacity as an Agent, as applicable.

9.2 Notices.

(a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed to the Administrative Agents, each Agent and Purchaser, and the Borrower, Issuer and FinaciaLinx, at the addresses as set forth on the signature pages hereto or in its respective Joinder Supplement or Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

(b) Unless otherwise directed by an Administrative Agent, all payments to it shall be made by wire transfer to such Administrative Agent at such account as such Administrative Agent may designate in writing to the Issuer. Unless otherwise directed by an Agent or Purchaser, all payments to it shall be made by wire transfer to the account specified on the signature pages hereto or in the Joinder Supplement or Transfer Supplement by which it became a party hereto (provided, in the case of an account specified in a Joinder Supplement or Transfer Supplement, that the Agent, the Issuer, the Servicer or the Indenture Trustee, as the case may be, shall have received notice thereof).

(c) To the extent not required to be delivered to the Agents directly pursuant to this Agreement, each Administrative Agent (or one of them on their behalf) shall promptly forward copies of all certificates, notices and reports received hereunder to the Agents.

9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege under any of the Related Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Related Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Related Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of FinanciaLinx (including as Servicer and Seller), the Borrower, the Issuer, the Administrative Agents, the Agents, the Purchasers, any Transferee and their respective successors and permitted assigns, and, to the extent provided herein and permitted by Applicable Law, to each Indemnitee, Participant and Support Party and their respective successors and permitted assigns; provided that, except as expressly provided in the Related Documents, FinanciaLinx, the Borrower and the Issuer may not assign or transfer any of their respective rights or obligations under this Agreement (except in the case of the Issuer, to the Indenture Trustee) without the prior written consent of the Required Purchasers; provided, further, that in connection with any such assignment (including an assignment by operation of law), the assignee (other than the Indenture Trustee) shall expressly agree in writing to assume all the obligations of FinanciaLinx, the Borrower or the Issuer, as applicable, hereunder and provided further that no assignment permitted hereunder shall relieve FinanciaLinx, the Borrower or the Issuer, as applicable, from any obligations arising hereunder prior to such assignment (including obligations with respect to breaches of representations and warranties made herein).

9.5 [Reserved].

9.6 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

9.8 Integration. This Agreement and the Supplemental Fee Letters, as applicable, represent the agreement of FinanciaLinx (individually and as Servicer), the Borrower, the Issuer, the Administrative Agents, the Agents and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto relative to subject matter hereof not expressly set forth or referred to herein or therein or in the Related Documents.

9.9 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to otherwise applicable principles of conflicts of law.

9.10 Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any Ontario court, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment arising out of or relating to this Agreement; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such Ontario court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; (v) consents, to the fullest extent permitted by Applicable Law, to service of process in the manner provided for notices in Section 9.2 (provided that, nothing in this Agreement shall affect the right of any such party to serve process in any other manner permitted by law); and (vi) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such action or proceeding any special, exemplary, punitive or consequential damages.

9.11 Termination. This Agreement shall remain in full force and effect until the payment in full of the Note Principal Balance and all other amounts payable to the Purchasers, the Agents and each Administrative Agent hereunder and the termination of all Commitments; provided, that the provisions of Sections 2.4, 2.5, 2.6, 6.2, 6.3, 7.7, 7.10, 8.2, 9.10, 9.12, 9.13 and 9.14 shall survive termination of this Agreement and any amounts payable to the Administrative Agents, the Agents, Purchasers or any Affected Party thereunder shall remain payable thereto.

9.12 No Proceedings.

(a) The Indenture Trustee, each Administrative Agent, Agent and Purchaser, and each Participant, Support Party and other Indemnitee (in each case, acting both in such capacity and as holders of 2011-A Trust Notes, as applicable), by accepting the benefits of this Agreement and the other Related Documents (including the Liens granted in the Series Collateral), covenants and agrees that, notwithstanding any other provision hereof or of any other Related Document, it will not at any time prior to that date which is one year and one day following payment in full of all Trust Notes, all Borrower Notes and the other Secured Obligations (or, if longer, one day after the expiry of any applicable preference period in respect of such notes or such other Secured Obligations) (i) seek or institute against, or join with any other Person in seeking or instituting against, the Issuer or the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation or other similar Proceedings under any Applicable Law, (ii) seek or institute, or join with any other Person in seeking or instituting, an order for the winding up or liquidation of the affairs of the Issuer or the Borrower, (iii) otherwise take any action to appoint a Receiver of the Issuer or the Borrower or of all or any part of the property of the Issuer or the Borrower, or (iv) cooperate with or encourage any other Person to seek or institute any of the foregoing Proceedings or actions against the Issuer or the Borrower during the same period, other than in the case of clauses (iii) and (iv) above, any appointment of a private or court-appointed receiver, manager, receiver and manager or interim receiver with respect to the Borrower or with respect to any such property of the Borrower made or sought by (x) the Issuer subject to and in accordance with the Credit and Security Agreement and any related Borrower Note Supplement or (y) the Indenture Trustee subject to and in accordance with the Credit and Security Agreement, any related Borrower Note Supplement, the Indenture and any related Indenture Supplement. This Section 9.12(a) shall survive the complete or partial termination of this Agreement.

(b) Each of the Borrower, FinanciaLinx (individually, and as Servicer and Seller), the Issuer, each Administrative Agent, each Agent and each Purchaser hereby agrees that it shall not (i) seek or institute against, or join with any other Person in seeking or instituting against, Precision Trust or any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation or other similar Proceedings under any Applicable Law, (ii) seek or institute, or join with any other Person in seeking or instituting, an order for the winding up or liquidation of the affairs of Precision Trust or any CP Conduit, (iii) otherwise take any action to appoint a Receiver of Precision Trust or any CP Conduit or of all or any part of the property thereof, or (iv) cooperate with or encourage any other Person to seek or institute any of the foregoing Proceedings or actions against Precision Trust or any CP Conduit, at any time prior to that date which is one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by Precision Trust or such CP Conduit is paid (or, if longer, one day after the expiry of any applicable preference period in respect of such notes or other debt security issued by Precision Trust or such CP Conduit). This Section 9.12(b) shall survive the complete or partial termination of this Agreement.

9.13 Limited Recourse.

(a) Each of FinanciaLinx (individually and as Servicer and Seller), the Borrower, the Issuer, each Administrative Agent, each Agent and each Purchaser hereby irrevocably waives all right of setoff that it may have under contract (including this Agreement), Applicable Law or otherwise with respect to any funds or monies of any CP Conduit at any time held by or in the possession of such Person.

(b) Each Administrative Agent, Agent and Purchaser, and each Participant, Support Party and other Indemnitee as a condition to being entitled to any benefits hereunder, acknowledges and agrees that, notwithstanding anything else contained herein:

(i) notwithstanding that the 2011-A Borrower Note is secured, pursuant to Section 3.2 of the Credit and Security Agreement, by a Lien in all of the Collateral, (A) each such Person will be subject to the limitation of recourse, waiver of claims and rights, and subordination provisions set forth in Article 10 of the Credit and Security Agreement and the 2011-A Borrower Note Supplement, (B) no such Person will have any recourse against, or right to payment from Collections on, the Residual Pool, (C) without limiting the obligations of the Performance Guarantor under the Performance Guarantee, recourse for payment of the 2011-A Borrower Note and any other amounts owing thereunder or under this Agreement by the Borrower to any such Person shall be limited to, and the right to payment from Collections on, the 2011-A Designated Pool, the other 2011-A Borrower Note Assets and the Collections therefrom and no such Person shall have any recourse against, or the right to payment from Collections on, any other Designated Pool, and (D) all Collections will be applied in accordance with the priorities and procedures set forth in or pursuant to Article 10 of the Credit and Security Agreement and the 2011-A Borrower Note Supplement; and

(ii) it is bound by Section 10.4 of the 2011-A Indenture Supplement and Section 10.12 of the Indenture.

9.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the 2011-A Trust Notes hereunder and the termination of this Agreement.

9.15 Third Party Beneficiaries, Security and Deposit Accounts.

(a) Each of the Issuer, the Borrower and FinanciaLinx acknowledges and agrees that (i) any rights expressed to be in favour of the Indenture Trustee, including any acknowledgements or agreements in favour of the Indenture Trustee, in each case set forth in any Related Document to which the Indenture Trustee is not a party are held in trust by the Issuer for the benefit of the Indenture Trustee and may be exercised or otherwise enforced by the Indenture Trustee as if it were an original signatory to such Related Document, and (ii) upon enforcement by the Indenture Trustee pursuant to and in accordance with the 2011-A Indenture Supplement or the Indenture of the security held by the Indenture Trustee in the Series Collateral, the Indenture Trustee shall be entitled to exercise the rights of the Issuer under the Related Documents to the extent applicable to the Series Collateral or the Series Secured Liabilities.

(b) The Indenture Trustee acknowledges that (i) the 2011-A Deposit Accounts are in its name but held for the benefit of the Borrower or the Issuer, as applicable, (ii) notwithstanding that such accounts are in its name, the Borrower and/or the Servicer are entitled in certain circumstances pursuant to and in accordance with the terms of the Related Documents to make deposits therein and/or withdrawals therefrom and (iii) Sections 2.8(d), 5.1, 5.2 and 5.3 of the 2011-A Borrower Note Supplement and the last sentence of Section 2.3(f) of the 2011-A

Servicing Supplement contemplate the Indenture Trustee taking certain actions or having certain obligations in respect of the 2011-A Deposit Accounts. The Indenture Trustee agrees that, without limiting its obligations under any Related Document to which it is a party, it will take such actions and comply with and perform all of its obligations as contemplated by the provisions specified in this Section 9.15(b)(iii) and, to the extent that it has hereafter expressly agreed to do so in writing, any other provisions in any Related Document (including the 2011-A Borrower Note Supplement and the 2011-A Servicing Supplement) to which it is not a party.

9.16 Limitation of Liability of Trust Issuer Trustees.

(a) Any reference to the Issuer or any CP Conduit which is a trust or to Precision Trust (each, a “Trust”) in any Related Document includes, unless the context otherwise requires, the trustee of such Trust in its capacity as trustee of the Trust (the “Trust Issuer Trustee”). Where any reference is made in any such document to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a Proceeding to be taken by or against, or a covenant, representation or warranty (other than relating to the constitution or existence of a Trust Issuer Trustee or a Trust) by or with respect to a Trust or a Trust Issuer Trustee, such reference (i) will be construed and applied for all purposes as if it referred to an act to be performed by, an appointment to be made by, an obligation or liability of, an asset or right of, a discharge or release to be provided by, a Proceeding to be taken by or against, or a covenant, representation or warranty by or with respect to, such Trust Issuer Trustee solely in its capacity as trustee of such Trust, and (ii) will include any such act, appointment, discharge, release, suit or Proceeding made, provided or taken by any agent, attorney or representative from time to time appointed by such Trust Issuer Trustee to act on behalf of such Trust (including, in the case of the Issuer, the Financial Services Agent).

(b) No property or assets of any Trust Issuer Trustee, whether owned beneficially by it in its personal capacity or otherwise (other than the related Trust property), will be subject to levy, execution or other enforcement procedures with regard to any of the representations, warranties, undertakings, covenants, indemnities, agreements or other obligations of the related Trust or the Trust Issuer Trustee hereunder, and no recourse may be had or taken, directly or indirectly against any Trust Issuer Trustee in its personal capacity, any beneficiary of a Trust or any affiliate, shareholder, director, officer, representative, employee or agent of a Trust Issuer Trustee or any predecessor or successor of a Trust Issuer Trustee with regard to the representations, warranties, undertakings, covenants, indemnities, agreements and other obligations of such Trust or Trust Issuer Trustee hereunder.

9.17 CP Conduit as Committed Purchaser. Notwithstanding anything herein to the contrary, a CP Conduit may execute this Agreement as both a CP Conduit and a Committed Purchaser and, in such event, such CP Conduit shall have the rights and obligations of both a CP Conduit and a Committed Purchaser set forth herein. In no event shall the foregoing prevent a CP Conduit from exercising its rights to Assign or Transfer some or all of its 2011-A Trust Note to one or more Support Parties or, by way of security, to a representative of its secured creditors.

9.18 Certain Other Agreements of the Administrative Agents, the Agents and the 2011-A Trust Note Purchasers. Each of the Administrative Agents, the Agents and the Purchasers, severally and not jointly, covenants with FinanciaLinx that, if a Rating is requested pursuant to Section 2.4(b), it will not provide to any credit rating agency, without the prior consent of FinanciaLinx, any information, written or oral, relating to the Issuer, the 2011-A Trust Notes, the 2011-A Borrower Note, the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the transactions contemplated by this Agreement or the other Related Documents or any other information, (i) that could be reasonably determined to be relevant to determining an initial credit rating for the 2011-A Trust Notes without the prior consent of FinanciaLinx or (ii) that could be reasonably determined to be relevant to undertaking credit rating surveillance for the 2011-A Trust Notes.

9.19 Further Assurances. Each party hereto agrees, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably requested by any other party in order to give full effect to the terms of this Agreement and the other Related Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

GMF CANADA LEASING TRUST,

By: COMPUTERSHARE TRUST COMPANY OF CANADA, not in its individual capacity, but solely as trustee of GMF CANADA LEASING TRUST, by its Financial Services Agent, FINANCIALINX CORPORATION

By:
Name:
Title:

Address for Notices:

GMF CANADA LEASING TRUST c/o

FINANCIALINX CORPORATION

Suite 600, 2001 Sheppard Ave. East

Toronto, ON

M2J 4Z8

Attention: Howard Cobham

Facsimile No: (416) 753-4115

with a copy to:

AmeriCredit Financial Services, Inc.,

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Executive Vice President, Structured

Finance

Facsimile: (817) 302-7897

and with a copy to:

COMPUTERSHARE TRUST COMPANY OF

CANADA, as trustee of GMF CANADA

LEASING TRUST

100 University Avenue, 9th Floor, North Tower

Toronto, ON

M5J 2Y1

Attention:        Manager, Corporate Trust

Facsimile No.: (416) 981-9777

Signature Page-S1	Note Purchase Agreement

FINANCIALINX CORPORATION, individually, and as Servicer

By:
Name:
Title:

Address for Notices:

FINANCIALINX CORPORATION

Suite 600, 2001 Sheppard Ave. East

Toronto, ON

M2J 4Z8

Attention: Howard Cobham

Facsimile No: (416) 753-4115

with a copy to:

AmeriCredit Financial Services, Inc.,

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Executive Vice President, Structured

Finance

Facsimile: (817) 302-7897

Signature Page-S2	Note Purchase Agreement

GM FINANCIAL CANADA LEASING LTD., as Borrower

By:
Name:
Title:

Address for Notices:

GM FINANCIAL CANADA LEASING LTD.,

Suite 600, 2001 Sheppard Ave. East

Toronto, ON

M2J 4Z8

Attention: Howard Cobham

Facsimile No: (416) 753-4115

with a copy to:

AmeriCredit Financial Services, Inc.,

801 Cherry Street, Suite 3500

Fort Worth, Texas 76102

Attention: Executive Vice President, Structured

Finance

Facsimile: (817) 302-7897

Signature Page-S3	Note Purchase Agreement

DEUTSCHE BANK AG, CANADA BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Deutsche Bank AG, Canada Branch 199 Bay Street, Suite 4700 Toronto, ON M5L 1E9 Attention: Credit Solutions Group Facsimile #: (416) 682-8383

Signature Page-S4	Note Purchase Agreement

BMO NESBITT BURNS INC., as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

BMO Nesbitt Burns Inc. 100 King St. West, 3rd Floor Pod Toronto, ON M5X 1H3 Attn: Managing Director Facsimile #: (416) 359-1910

Signature Page-S5	Note Purchase Agreement

BNY TRUST COMPANY OF CANADA, as Indenture Trustee

By:
Name:
Title:

BNY Trust Company of Canada 320 Bay Street, 11th Floor Toronto, ON M5H 4A6 Attention: George Bragg Facsimile No. 416-360-1711

Signature Page-S6	Note Purchase Agreement

DB PURCHASER GROUP

DEUTSCHE BANK AG, CANADA BRANCH, as an Agent

By:
Name:
Title:

By:
Name:
Title:

Deutsche Bank AG, Canada Branch

199 Bay Street, Suite 4700

Toronto, ON

M5L 1E9

Attention: Credit Solutions Group

Facsimile #: (416) 682-8383

Wiring Instructions:

Royal Bank Of Canada

Toronto

SWIFT Code: ROYCCAT2

Account#: 07172 0000109

Account Name: Deutsche Bank AG, Canada

  Branch

Reference: GMF Canada Leasing Trust

Reference Account #: 0438937

Signature Page-S7	Note Purchase Agreement

DEUTSCHE BANK AG, CANADA BRANCH as a Committed Purchaser

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Deutsche Bank AG, Canada Branch 199 Bay Street, Suite 4700 Toronto, ON M5L 1E9 Attention: Credit Solutions Group Facsimile #: (416) 682-8383

Signature Page-S8	Note Purchase Agreement

BMO PURCHASER GROUP

BMO NESBITT BURNS INC., as an Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

BMO Nesbitt Burns Inc.

100 King St. West, 3rd Floor Pod

Toronto, ON

M5X 1H3

Attn: Managing Director

Facsimile #: (416) 359-1910

Wiring instructions:

Bank of Montreal

100 King St. West

Toronto, ON

M5X 1A1

SWIFT Code: BOFMCAM2

Account #: 00021157410

Account Name: BMO Nesbitt Burns Inc.

Signature Page-S9	Note Purchase Agreement

BNY TRUST COMPANY OF CANADA in its capacity as trustee of PRECISION TRUST, as a Committed Purchaser, by its securitization agent, BMO NESBITT BURNS INC.

By:
Name:
Title:

By:
Name:
Title:

Precision Trust

100 King St. West, 3rd Floor Pod

Toronto, ON

M5X 1H3

Attn: Managing Director

Facsimile #: (416) 359-1910

Wiring Instructions:

Bank of Montreal

100 King St. West

Toronto, ON

M5X 1A1

SWIFT Code: BOFMCAM2

Account #: 00021408689

Account Name: Precision Trust

Signature Page-S10	Note Purchase Agreement

SCHEDULE I

Purchaser Groups

Purchaser Group	Agent	Conduit Purchaser	Committed Purchaser	Commitment	Maximum Purchase Amount

DB Purchaser Group	Deutsche Bank AG, Canada Branch	[Not applicable]	Deutsche Bank AG, Canada Branch	$300,000,000	$300,000,000

BMO Group	BMO Nesbitt Burns Inc.	[Not applicable]	BNY Trust Company of Canada in its capacity as trustee of Precision Trust	$300,000,000	$300,000,000

			TOTAL	$600,000,000	$600,000,000

SCHEDULE II

Commercial Paper Rates

Name of CP Conduit	Commercial Paper Rate

n/a	n/a

II-1

SCHEDULE III

LEGAL NAMES

The Borrower

GM Financial Canada Leasing Ltd.

Société de Location GM Financial Canada Ltée

GM Financial Canada Leasing Ltd./Société de Location GM Financial Canada Ltée

The Issuer

GMF Canada Leasing Trust

The Servicer

Financialinx Corporation

Corporation Credilinx

Credilinx Corporation

Financialinx Corporation/Corporation Credilinx

Financialinx Corporation/Credilinx Corporation

1242591 Ontario Limited

III-1

EXHIBIT A

FORM OF INVESTMENT LETTER

[Date]

GMF Canada Leasing Trust

c/o FINANCIALINX CORPORATION

Suite 600, 2001 Sheppard Ave. East

Toronto, ON

M2J 4Z8

Attention: Chief Financial Officer

[Name and address of Transferor Purchaser]

Re	GMF Canada Leasing Trust

Series 2011-A Floating Rate Asset Backed Notes

Ladies and Gentlemen:

This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to Section 8.1(a) of the Note Purchase Agreement dated as of July 15, 2011 (as amended, the “Note Purchase Agreement”), among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent, BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee. Capitalized terms used herein without definition shall have the meanings set forth in the Note Purchase Agreement, whether directly or by reference. The Purchaser represents to and agrees with the Issuer as follows:

(a) The Purchaser is authorized [to enter into the Note Purchase Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation in obligations under the Note Purchase Agreement].

(b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the 2011-A Trust Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent, the Administrative Agents or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer and the Indenture Trustee and made its own decision to purchase its interest in the 2011-A Trust Notes, and will, independently and without reliance upon an Administrative Agent, any Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Purchase Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer and the Indenture Trustee.

(c) The 2011-A Trust Notes are issued only in minimum denominations of $150,000.

(d) If the Purchaser is a resident of one of the provinces or territories of Canada or otherwise subject to the laws of Canada, it (A) is entitled under Applicable Securities Laws in Canada to purchase the 2011-A Trust Notes without the benefit of a prospectus qualified under such Applicable Securities Laws, and, without limiting the generality of the foregoing, is purchasing the 2011-A Trust Notes with the benefit of the prospectus exemption provided by Section 2.3 or Section 2.10 of National Instrument 45 106 – Prospectus and Registration Exemptions (“NI 45 106”), and (B) is an Accredited Investor or is acquiring the 2011-A Trust Notes at an acquisition cost of not less than $150,000 paid in cash at the time of such acquisition (and, if applicable, is an eligible securitized product investor eligible for any relevant prospectus exemption in respect of securitized products which may apply under Applicable Securities Laws in Canada at the relevant time);

(e) If the Purchaser is a resident of or subject to the laws of any jurisdiction other than a province or territory of Canada, (A) it is knowledgeable, or has been independently advised as to, all Applicable Securities Law and other Applicable Law of such jurisdiction relating to its purchase of the 2011-A Trust Notes, (B) the purchase by it of the 2011-A Trust Notes is in compliance with the requirements of all Applicable Securities Law and other Applicable Law in such jurisdiction and does not give rise to any registration or similar requirements in such jurisdiction or any requirements for the delivery of a prospectus, offering memorandum or similar offering document to it, any third party approvals of any kind, any filing by the Issuer or it, or any ongoing obligations of the Issuer in such jurisdiction, (C) it will comply with the requirements of all Applicable Securities Law and other Applicable Law in such jurisdiction in connection with its purchase of the 2011-A Trust Notes, and (D) it is purchasing the 2011-A Trust Notes pursuant to an applicable exemption from any prospectus, registration or similar requirement under the Applicable Securities Law of such jurisdiction.

(f) The Purchaser has not received and has not been provided with documents that may be construed as an “offering memorandum” under Applicable Securities Laws and the decision to enter into the Agreement and the Purchaser’s investment in the 2011-A Trust Notes has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, FinanciaLinx or the Borrower except as set forth in the Note Purchase Agreement and the other Related Documents.

(g) The Purchaser is purchasing the 2011-A Trust Notes as principal for the Purchaser’s own account or is deemed to be purchasing the 2011-A Trust Notes as principal for the Purchaser’s own account and not for the benefit of any other Person.

(h) The Purchaser was not established or recapitalized solely to permit the acquisition of the 2011-A Trust Notes without the benefit of a prospectus, offering memorandum or other offering document.

(i) The Purchaser acknowledges that the sale of the 2011-A Trust Notes to the Purchaser is being made pursuant to an exemption from the prospectus requirements of Applicable Securities Laws and that, accordingly, any resale of the 2011-A Trust Notes must be made in accordance with, or pursuant to an exemption from, or in a transaction not subject to, the prospectus requirements of Applicable Securities Laws.

(j) The Purchaser acknowledges and agrees that any resale of the 2011-A Trust Notes shall be made only to a Permitted Transferee that can represent to the Issuer the matters set out in the paragraphs above, any such resale must be completed in a manner that does not give rise to any filing, prospectus, or continuous disclosure requirements, and any such resale is subject to the delivery of an executed Investment Letter in the form hereof to the Issuer; and

(k) The Purchaser consents to the delivery to the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, of (i) the Purchaser’s full name, residential address and telephone number; (ii) the number and type of securities purchased by the Purchaser; (iii) the total purchase price; (iv) the exemption relied on; and (v) the date of distribution (collectively, the “Information”) and the Purchaser agrees and acknowledges that:

(i) The Information is being collected indirectly by the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, under the authority granted to it in securities legislation;

(ii) The Information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and other provinces in Canada;

(iii) The Administrative Support Clerk at the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, telephone (416) 593 3684, can be contacted to answer questions about the Ontario Securities Commission’s indirect collection of such information, and

(iv) The Purchaser authorizes the indirect collection of such information by the Ontario Securities Commission and other securities regulatory authorities in Canada, as applicable, and will assist the Issuer in the execution and delivery of any documents with respect to the issue of the 2011-A Trust Notes as may be required by Applicable Securities Laws.

(l) The Purchaser agrees to comply with the terms of the Note Purchase Agreement including the confidentiality provisions in Section 6.3 thereof.

(m) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity.

Very truly yours,

[NAME OF PURCHASER]

By:

Name:

Title:

EXHIBIT B

FORM OF TRANSFER SUPPLEMENT

TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Selling Purchaser set forth in Item 2 of Schedule I hereto (the “Selling Purchaser”), the Purchasing Purchaser set forth in Item 3 of Schedule I hereto (the “Purchasing Purchaser”), and the Agent set forth in Item 4 of Schedule I hereto (in such capacity, the “Agent”) for the Purchaser Group set forth in Item 5 of Schedule I hereto.

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered in accordance with Section 8.1(e) of the Note Purchase Agreement dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Note Purchase Agreement”; unless otherwise defined herein, terms defined in the Note Purchase Agreement are used herein as therein defined, whether directly or by reference);

WHEREAS, the Purchasing Purchaser (if it is not already a Purchaser party to the Note Purchase Agreement) wishes to become a Purchaser party to the Note Purchase Agreement and the Purchasing Purchaser wishes to acquire and assume from the Selling Purchaser, certain of the rights, obligations and commitments under the Note Purchase Agreement; and

WHEREAS, the Selling Purchaser wishes to sell and assign to the Purchasing Purchaser, certain of its rights, obligations and commitments under the Note Purchase Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Selling Purchaser, the Purchasing Purchaser and the Agent, the Agent will promptly transmit to the Servicer, the Borrower, the Indenture Trustee, the Administrative Agent, the Selling Purchaser and the Purchasing Purchaser a notice, substantially in the form of Schedule III to this Supplement (a “Transfer Effective Notice”). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the “Transfer Effective Date”). From and after the Transfer Effective Date the Purchasing Purchaser shall be a Purchaser party to the Note Purchase Agreement for all purposes thereof as a [CP Conduit/Committed Purchaser], as specified on Schedule II to this Supplement.

(b) At or before 12:00 Noon, local time of the Selling Purchaser, on the Transfer Effective Date, the Purchasing Purchaser shall pay to the Selling Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the

Selling Purchaser and such Purchasing Purchaser (the “Purchase Price”), of the portion set forth on Schedule II hereto being purchased by such Purchasing Purchaser of the portion of the Note Principal Balance under the 2011-A Trust Note owned by the Selling Purchaser (such Purchasing Purchaser’s “Transferor Percentage”) and other amounts owing to the Selling Purchaser under the Note Purchase Agreement or otherwise in respect of the 2011-A Trust Notes.

Effective upon receipt by the Selling Purchaser of the Purchase Price from the Purchasing Purchaser, the Selling Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Purchaser, without recourse, representation or warranty, and the Purchasing Purchaser hereby irrevocably purchases, takes and assumes from the Selling Purchaser, (i) the Transferor Percentage of the presently outstanding Note Principal Balance under the 2011-A Trust Notes owned by the Selling Purchaser and other amounts owing to the Selling Purchaser in respect of the 2011-A Trust Notes, together with all instruments, documents and collateral security pertaining thereto, and (ii) the Transferor Percentage of (A) if the Selling Purchaser is a CP Conduit, the Purchaser Group Percentage of the Selling Purchaser and the other rights and duties of the Selling Purchaser under the Note Purchase Agreement, or (B) if the Selling Purchaser is a Committed Purchaser, (x) if it is Committed Purchaser for a CP Conduit, the Liquidity Percentage, and (y) for any Committed Purchaser (whether or not a Committed Purchaser for a CP Conduit), the Commitment of the Selling Purchaser and other rights, duties and obligations of the Selling Purchaser under the Note Purchase Agreement.

This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Purchaser and sale by the Selling Purchaser of interests in the 2011-A Trust Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Purchaser to the Selling Purchaser. The Selling Purchaser hereby confirms that the Note Principal Balance is $             and its Percentage Interest thereof is     %, which equals $             as of                     , 20    . Upon and after the Transfer Effective Date (until further modified in accordance with the Note Purchase Agreement), the Purchaser Group Percentage or Liquidity Percentage, as applicable, of the Selling Purchaser and the Purchasing Purchaser and the Commitment and the Liquidity Percentage, if applicable, of the Selling Purchaser and the Purchasing Purchaser shall be as set forth in Schedule II to this Supplement.

(c) The Selling Purchaser has made arrangements with the Purchasing Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Selling Purchaser to the Purchasing Purchaser of any fees heretofore received by the Selling Purchaser pursuant to the Note Purchase Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Purchaser to the Selling Purchaser of fees or interest received by the Purchasing Purchaser pursuant to the Note Purchase Agreement or otherwise in respect of the 2011-A Trust Notes from and after the Transfer Effective Date.

(d) (i) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Selling Purchaser in respect of the 2011-A Trust Notes shall, instead, be payable to or for the account of the Selling Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

(ii) All interest, fees and other amounts that would otherwise accrue for the account of the Selling Purchaser from and after the Transfer Effective Date pursuant to the Note Purchase Agreement or in respect of the 2011-A Trust Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Selling Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Purchaser, the Selling Purchaser and the Purchasing Purchaser will make appropriate arrangements for payment by the Selling Purchaser to the Purchasing Purchaser of such amount upon receipt thereof from the Agent.

(e) [Reserved].

(f) Each of the parties to this Supplement agrees and acknowledges that (i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Purchase Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Purchase Agreement, as appropriate.

(g) By executing and delivering this Supplement, the Selling Purchaser and the Purchasing Purchaser confirm to and agree with each other, the Agent and the Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Selling Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Purchase Agreement or the other Related Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement or any other instrument or document furnished pursuant thereto; (ii) the Selling Purchaser makes no representation or warranty and assumes no responsibility with respect to the Issuer, the financial condition of the 2011-A Lease Agreements, the 2011-A Leased Vehicles, the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer or the Indenture Trustee or the performance or observance by the Borrower, FinanciaLinx, the Servicer, the Issuer, any Backup Servicer or the Indenture Trustee of any of their respective obligations under the Note Purchase Agreement or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Purchaser will, independently and without reliance upon any Administrative Agent, any Agent (as defined in the Note Purchase Agreement), the Selling Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the Related Documents; (v) the Purchasing Purchaser appoints and authorizes the Agent and the Administrative Agents to take such action as agent on its behalf and to exercise such powers under the Note Purchase Agreement and the Related Documents as are delegated to the Agent or the Administrative Agents, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Note Purchase Agreement and Article IX of the Indenture Supplement; and (vi) each Purchasing Purchaser agrees (for the benefit of the Selling Purchaser, the Administrative Agents, the Agents (as defined in the Note Purchase Agreement), the Purchasers, the Indenture Trustee, the Servicer and the Borrower) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement are required to be performed by it as a Purchaser.

(h) Schedule II hereto sets forth the revised Purchaser Group Percentage or the revised Liquidity Percentage, as applicable, and Commitment of the Selling Purchaser, as applicable, the Purchaser Group Percentage or the Liquidity Percentage, as applicable, and the Commitment of the Purchasing Purchaser, as applicable, and the initial Investing Office of the Purchasing Purchaser, as well as administrative information with respect to the Purchasing Purchaser.

(i) This Agreement shall be governed by and construed in accordance with the internal laws of the Province of Ontario and the federal laws of Canada applicable therein, without giving effect to otherwise applicable principles of conflicts of law.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

TRANSFER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR TRANSFER SUPPLEMENT

Re:	Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., BNY Trust Company of Canada as Indenture Trustee, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent.

Item 1:	Date of Transfer Supplement:

Item 2:	Selling Purchaser:

Item 3:	Purchasing Purchaser:

Item 4:	Name of Agent:

Item 5:	Name of Purchaser Group:

Item 6:	Signatures of Parties to Agreement:

as Selling Purchaser

By:
Name:
Title:

By:
Name:
Title:

as Purchasing Purchaser

By:
Name:
Title:

By:
Name:
Title:

CONSENTED TO AND ACCEPTED BY:

[NAME OF AGENT], as Agent

By:
Name:
Title:

By:
Name:
Title:

[If applicable:]

[ADMINISTRATIVE AGENT],

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE II TO

TRANSFER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESSES

FOR NOTICES, ASSIGNED INTERESTS AND

PURCHASE AND LIQUIDITY PERCENTAGES

[Selling Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Group Percentage:

Selling Purchaser Group Percentage Prior to Sale:	%

Purchaser Group Percentage Sold:	%

Purchaser Group Percentage Retained:	%

C.	Commitment (if applicable)

Selling Purchaser Commitment Prior to Sale:	$

Commitment Sold:	$

Commitment Retained:	$

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages prior to Sale:
$	%
$	%
$	%

E.	Note Principal Balance:

Selling Purchaser Portion of Note Principal Balance Prior to Sale:	$

Portion of Note Principal Balance Sold:	$

Portion of Note Principal Balance Retained:	$

[Purchasing Purchaser]

A.	Type of Purchaser:	CP Conduit:	Yes/No
		Committed Purchaser:	Yes/No

B.	Purchaser Group Percentage:

Transferee Purchaser Group Percentage After Sale:	%

C.	Commitment (if applicable)

Transferee Purchaser Commitment Percentage After Sale:	%

Related CP Conduit (applicable to Committed Purchaser):

D.	Related Committed Purchasers (applicable to CP Conduit)

Committed Purchasers, Commitments and Liquidity Percentages after Sale:
$	%
$	%
$	%

E.	Note Principal Balance :

Transferee Purchaser Portion of Note Principal Balance After Sale:	$

Address for Notices:

Investing Office:

SCHEDULE III TO

TRANSFER SUPPLEMENT

Form of

Transfer Effective Notice

To:	[Name and address of Borrower, Issuer,

Servicer, Indenture Trustee, Administrative

Agents, Selling Purchaser and

Purchasing Purchaser]

The undersigned, as Agent under the Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., BNY Trust Company of Canada as Indenture Trustee, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Transfer Effective Date will be                     ,         .

Very truly yours,

[NAME OF AGENT]

By:
Name:
Title:

EXHIBIT C

JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the person identified in Item 2 of Schedule I hereto, FinanciaLinx Corporation (“FinanciaLinx”), individually, and as Servicer, GM Financial Canada Leasing Ltd. (“GMF”), individually and as Borrower, GMF Canada Leasing Trust (the “Issuer”), the Agent named in Item 5 of Schedule I hereto (the “Agent”), Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent.

W I T N E S S E T H:

WHEREAS, this Supplement is being executed and delivered under the Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent, and BNY Trust Company of Canada, as Indenture Trustee (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Agreement”; unless otherwise defined herein, terms defined in the Agreement are used herein as therein defined, whether directly or by reference); and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Purchaser”) wishes to become a Purchaser designated as a [CP Conduit] [Committed Purchaser] party to the Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Administrative Agents of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Purchaser, FinanciaLinx, the Issuer, the Agent and the Administrative Agents, the applicable Administrative Agent will transmit to the Proposed Purchaser, FinanciaLinx, the Issuer and the Agent, a notice, substantially in the form of Schedule III to this Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agents and shall set forth, inter alia, the date on which the joinder effected by this Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Purchaser shall be a Purchaser designated as a [CP Conduit] [Committed Purchaser] party to the Agreement for all purposes thereof.

(b) Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

(c) By executing and delivering this Supplement, the Proposed Purchaser confirms to and agrees with the Administrative Agents, the Agents and the Purchasers as follows: (i) none of the Administrative Agents, the Agents or the Purchasers makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto, or with respect to any notes issued under the Indenture (including, without limitation, the 2011-A Trust Notes), or the Series Collateral (as defined under the 2011-A Indenture Supplement) or the financial condition of FinanciaLinx (including as Seller and Servicer), the Borrower, the Indenture Trustee, any Backup Servicer or the Issuer, or the performance or observance by FinanciaLinx (including as Seller and Servicer), the Borrower, the Indenture Trustee, any Backup Servicer or the Issuer of any of their respective obligations under the Agreement or any other instrument or document furnished pursuant thereto; (ii) the Proposed Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Proposed Purchaser will, independently and without reliance upon an Administrative Agent, any Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) the Proposed Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 7 of the Agreement; (v) the Proposed Purchaser appoints and authorizes the Administrative Agents to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agents by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Indenture and Article 7 of the Agreement and Article IX of the Indenture Supplement; and (vi) the Proposed Purchaser agrees (for the benefit of the parties hereto and the other Purchasers) that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Purchaser designated as a [CP Conduit] [Committed Purchaser].

(d) Schedule II hereto sets forth administrative information with respect to the Proposed Purchaser.

(e) This Supplement shall be governed by, and construed in accordance with, the laws of the Province of Ontario.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

JOINDER SUPPLEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER SUPPLEMENT

Re:	Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., BNY Trust Company of Canada as Indenture Trustee, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent.

Item 1:	Date of Joinder Supplement:

Item 2:	Proposed Purchaser:

Item 3:	Type of Purchaser:	CP Conduit

Committed

Item 4:	Complete if Committed Purchaser:	Commitment - $
Committed Purchaser with respect to:

[Name of CP Conduit]

Item 5:	Name of Agent:

Item 6:	Name of Purchaser Group:

Item 7:	Additional Rating Agencies (if applicable):

Item 8:	Signatures of Parties to Agreement:

, as
Proposed Purchaser

By:
Name:
Title:

FINANCIALINX CORPORATION, individually,
and as Servicer

By:
Name:
Title:

GM FINANCIAL CANADA LEASING LTD., individually, and as Borrower

By:
Name:
Title:

GMF CANADA LEASING TRUST,
By: Computershare Trust Company of Canada, not in its individual capacity, but solely as Issuer Trustee, by its Financial Services Agent, FinanciaLinx Corporation

By:
Name:
Title:

DEUTSCHE BANK AG, CANADA BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

BMO NESBITT BURNS INC., as an
Administrative Agent

By:
Name:
Title:

[NAME OF AGENT], as Agent

By:
Name:
Title:

SCHEDULE II TO

JOINDER SUPPLEMENT

LIST OF INVESTING OFFICES, ADDRESS

FOR NOTICES AND WIRE INSTRUCTIONS

Address for Notices:

Investing Office:

Wire Instructions:

SCHEDULE III TO

JOINDER SUPPLEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:	[Name and address of FinanciaLinx, the Issuer, Agent and Proposed Purchaser]

The undersigned, as the Administrative Agents under the Note Purchase Agreement, dated as of July 15, 2011, among GMF Canada Leasing Trust, FinanciaLinx Corporation, GM Financial Canada Leasing Ltd., BNY Trust Company of Canada as Indenture Trustee, the Purchasers from time to time parties thereto, the Agents from time to time parties thereto, Deutsche Bank AG, Canada Branch, as an Administrative Agent and BMO Nesbitt Burns Inc., as an Administrative Agent, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

Pursuant to such Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Purchaser] will be                      and such Proposed Purchaser will be a Purchaser designated as a [CP Conduit] [Committed Purchaser with a Commitment of $            ].

DEUTSCHE BANK AG, CANADA BRANCH, as an Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

BMO NESBITT BURNS INC., as an Administrative Agent

By:
Name:
Title:

EXHIBIT D

FORM OF BORROWING NOTICE

[Date]

To:	Deutsche Bank AG, Canada Branch,

BMO Nesbitt Burns Inc,

as Administrative Agents

BNY Trust Company of Canada

320 Bay Street, 11th Floor

Toronto, ON

M5H 4A6

Attention: George Bragg

Re:	Borrowing under 2011-A Indenture Supplement, dated as of July 15, 2011 (as amended, the “2011-A Indenture Supplement”; terms used herein but not defined herein shall have the respective meanings given thereto in the 2011-A Indenture Supplement) among GMF Canada Leasing Trust (the “Issuer”), BNY Trust Company of Canada, as Indenture Trustee, Deutsche Bank AG, Canada Branch, as an Administrative Agent (an “Administrative Agent”) and BMO Nesbitt Burns Inc., as an Administrative Agent (also an “Administrative Agent”).

Ladies and Gentlemen:

The Borrower hereby requests an additional loan from the Lender pursuant to Section 2.6 of the 2011-A Borrower Note Supplement (the making of which will increase the Borrower Note Balance, and in order to fund such loan, the Issuer hereby requests a Borrowing pursuant to Section 3.14 of the 2011-A Indenture Supplement, and the Note Purchase Agreement.

1. The Allocation Date for the loan from the Lender requested hereby (the “Subject Borrower Note Loan”), and the Borrowing Date for the Borrowing requested hereby by the Issuer (the “Subject Advance”) is                     , which is a Business Day permitted as an Allocation Date pursuant to Section 2.6 of the 2011-A Borrower Note Supplement, and a Borrowing Date pursuant to Section 2.1(c) of the Note Purchase Agreement.

2. The Additional Principal Amount requested hereby is $            .

3. The Issuer hereby directs the Agents to deposit the proceeds of the Subject Advance received by them into such account as may be directed by the Borrower, and the Borrower hereby directs the Agents to deposit the proceeds received by them of the Subject Advance into the following account located in Canada:

[Provide name and number of account, and name, address and wire transfer information for depository institution as well as a contact person.]

D-1

4. The Issuer hereby certifies and represents that each of the applicable conditions set forth in Section 3.2 of the Note Purchase Agreement and Section 3.4 of the 2011-A Indenture Supplement to the making of the Subject Advance have been satisfied. The Borrower hereby certifies and represents that each of the applicable conditions set forth in Section 2.6 of the 2011-A Borrower Note Supplement to the making of the Subject Borrower Note Loan have been satisfied.

5. Attached hereto as Annex A and B are a Borrowing Base Confirmation and a Schedule of 2011-A Lease Agreements and 2011-A Leased Vehicles.

6. After making the Borrowing and the loan to the Borrower requested hereby, the “Borrower Note Initial Principal Balance (Revised)” will be $[    ] and the “Borrower Note Final Scheduled Payment Date (Revised)” will be [    ].

7. Each 2011-A Lease Agreement and 2011-A Leased Vehicle that is included in the 2011-A Borrowing Base as determined in the attached Borrowing Base Confirmation was an Eligible Pool Asset on the date of such Borrowing Base Confirmation.

Very truly yours,

GMF CANADA LEASING TRUST By: Computershare Trust Company of Canada, not in its individual capacity, but solely as Issuer Trustee, by its Financial Services Agent, FinanciaLinx Corporation

By:
Name:
Title:

GM FINANCIAL CANADA LEASING LTD.

By:
Name:
Title:

D-2

ANNEX A

BORROWING BASE CONFIRMATION

D-Annex A

ANNEX B

SCHEDULE OF 2011-A LEASE AGREEMENTS AND 2011-A LEASED VEHICLES

D-Annex B

EXHIBIT E

FORM OF ACCOUNT CONTROL AGREEMENT

E-1